UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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DEVRY EDUCATION GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 8, 2014

Dear Shareholder:

On behalf of the Board of Directors (the “Board”) of DeVry Education Group Inc., it is our pleasure to invite you to attend our Annual Meeting of Shareholders at 9:00 a.m., Central Standard Time, Thursday, November 6, 2014, at the Renaissance Chicago North Shore Hotel, 933 Skokie Boulevard, Northbrook, Illinois 60062.

We will begin with a discussion of the items listed in the enclosed Proxy Statement, followed by a report on the progress of DeVry Group during the last fiscal year. DeVry Group’s performance also is discussed in the enclosed 2014 Annual Report to Shareholders, which we think you will find to be interesting reading.

To ensure that you have a say in the governance of DeVry Group and the compensation of its executive officers, it is important that you vote your shares. Please review the proxy materials and follow the instructions on the proxy card to vote your shares.

We look forward to seeing you at the meeting.

Thank you.

Sincerely,

Dr. Connie R. Curran Board Chair	Daniel Hamburger President & CEO

NOTICE OF ANNUAL MEETING

GENERAL INFORMATION	1

ANNUAL MEETING INFORMATION	1

HOW TO VOTE	2

CORPORATE GOVERNANCE PRACTICES	3

KEY CORPORATE GOVERNANCE FACTS	3

SUMMARY OF BOARD AND COMMITTEE STRUCTURE	4

VOTING INSTRUCTIONS AND INFORMATION	66

VOTING INSTRUCTIONS	66
VOTING INFORMATION	66
AVAILABILITY OF FORM 10-K	67
OTHER BUSINESS	67

APPENDIX A — SUMMARY OF SPECIAL ITEMS EXCLUDED FOR PERFORMANCE ASSESSMENT AND DEFINITION OF ROIC

3005 Highland Parkway

Downers Grove, IL 60515-5799

NOTICE

OF ANNUAL MEETING OF SHAREHOLDERS

Date:	November 6, 2014

Time:	9:00 a.m. Central Standard Time

Place:	Renaissance Chicago North Shore Hotel 933 Skokie Boulevard Northbrook, Illinois 60062

Record date:	September 11, 2014

Items of business:	(1) Elect the Class II Directors named in the attached Proxy Statement to serve until the 2015 Annual Meeting of Shareholders

(2) Ratify appointment of PricewaterhouseCoopers LLP as DeVry Group’s independent registered public accounting firm for fiscal year 2015

(3) Say-on-Pay: Conduct an advisory vote to approve compensation of named executive officers

(4) Consider such other business as may come properly before the Annual Meeting or any adjournment thereof

Date of mailing:	This notice and Proxy Statement, voting instructions, and DeVry Education Group’s 2014 Annual Report to Shareholders are being mailed to shareholders beginning on or about October 8, 2014.

GREGORY S. DAVIS

Senior Vice President,

General Counsel & Secretary

October 8, 2014

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:

VIA THE INTERNET Visit the web site listed on your proxy card	BY MAIL Sign, date and return your proxy card in the enclosed envelope

BY TELEPHONE Call the telephone number on your proxy card	IN PERSON Attend the Annual Meeting in Northbrook, Illinois

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 6, 2014. Our Proxy Statement and the DeVry Education Group Inc. Annual Report for 2014 are available online at www.proxyvote.com or at our investor relations website, http://investors.devryeducationgroup.com.

Proxies and Voting Information	PROXY STATEMENT

GENERAL INFORMATION

ANNUAL MEETING INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of DeVry Education Group Inc. (“DeVry Group”) for the 2014 Annual Meeting of Shareholders and for any adjournment or postponement of the meeting (the “Annual Meeting”). We expect to begin mailing our proxy materials on or about October 8, 2014.

Time and Place: We are holding the Annual Meeting at 9:00 a.m. Central Standard Time on Thursday, November 6, 2014, at the Renaissance Chicago North Shore Hotel, 933 Skokie Boulevard, Northbrook, Illinois, 60062.

Attendance Requirements: You may attend the Annual Meeting and vote in person even if you have returned a proxy in writing, by telephone or through the Internet.

Street-Name Holders: If you hold shares in a bank or brokerage account (known as shares held in “street name”), you must obtain a valid “legal proxy,” executed in your favor from the holder of record, if you wish to vote these shares at the meeting.

Matters for Shareholder Voting

At this year’s Annual Meeting, we are asking our shareholders to vote on the following matters:

	Proposal	Board Recommendation	Rationale for Board Recommendation
1.	Election of Class II Directors Elect Class II Directors to serve until the 2015 Annual Meeting of Shareholders		• Broad mix of backgrounds, represented by former DeVry Group founder, former CEO and finance executive at leading global company
2.	Ratification of auditor Ratification of appointment of PricewaterhouseCoopers LLP as DeVry Group’s independent registered public accounting firm for DeVry Group for fiscal year 2015		• Independent with few ancillary services
3.	Say-on-pay Advisory vote to approve the compensation of DeVry Group’s named executive officers		• Strong linkage of pay for performance • Balanced compensation program aligning performance to interests of students and all stakeholders

How to View Proxy Materials Online

Our Proxy Statement and the DeVry Education Group Inc. Annual Report for 2014 are available online at www.proxyvote.com or at our investor relations website, http://investors.devryeducationgroup.com.

Delivery of Proxy Statement

DeVry Group will bear the expense of soliciting proxies and will reimburse all shareholders for the expense of sending proxies and proxy material to beneficial owners, including expenditures for foreign mailings. The solicitation initially will be made by mail but also may be made by DeVry Group colleagues by telephone, electronic means or personal contact.

1

PROXY STATEMENT	Proxies and Voting Information

HOW TO VOTE

Please vote promptly. We encourage you to vote as soon as possible, even if you plan to attend the meeting in person. Your vote is important, and for all items other than ratification of our independent registered public accounting firm, your shares will not be voted by your bank or broker if you do not provide voting instructions. You may vote shares of DeVry Group common stock (“Common Stock”) that you owned as of September 11, 2014, which is the record date for the Annual Meeting.

You may vote the following ways:

BY TELEPHONE	BY INTERNET	BY MAIL	IN PERSON
In the United States or Canada, you can vote your shares by calling 1-800-690-6903	You can vote your shares online at www.proxyvote.com	You can vote by mail by marking, dating and signing your proxy card or voting instruction form and returning it in the accompanying postage-paid envelope	Attend our Annual Meeting and cast your vote in person at the Renaissance Chicago North Shore Hotel, 933 Skokie Boulevard, Northbrook, Illinois 60062

For telephone and internet voting, you will need the 12-digit control number included on your notice, on your proxy card, or in the instructions that accompanied your proxy materials.

Telephone and internet voting are available through 11:59 p.m. Eastern Standard Time on Wednesday, November 5, 2014.

Revocation of Proxies

You can revoke your proxy at any time before your shares are voted at the Annual Meeting if you:

•	Submit a written revocation to our Secretary,
•	Submit a later-dated proxy or voting instruction form,
•	Provide subsequent telephone or Internet voting instructions, or
•	Vote in person at the meeting.

If you sign and return your proxy card or voting instruction form without any voting instructions with respect to a matter, your shares will be voted by the proxy committee appointed by the Board (and each of them, with full powers of substitution) in accordance with the Board’s recommendation.

Voting at the Annual Meeting

The way you vote your shares prior to the meeting will not limit your right to change your vote at the meeting if you attend in person and vote by ballot. If you hold shares in street name and you want to vote in person at the Annual Meeting, you must obtain a valid legal proxy from the record holder of your shares at the close of business on the record date indicating that you were a beneficial owner of shares, as well as the number of shares of which you were the beneficial owner, on the record date, and appointing you as the record holder’s proxy to vote these shares. You should contact your bank, broker or other intermediary for specific instructions on how to obtain a legal proxy.

Additional information regarding voting procedures and the meeting can be found under “Voting Instructions and Information” on page 66.

2

Corporate Governance	PROXY STATEMENT

CORPORATE GOVERNANCE PRACTICES

KEY CORPORATE GOVERNANCE FACTS

Board Independence

•     7 out of 9 of our current directors are independent, including our Chair

•     Our Audit and Finance, Compensation and Nominating & Governance committees are composed entirely of independent directors

•     Our CEO is the only member of management who serves as a director

Board Diversity

•     2 out of our 7 independent directors, including our Chair, are female

•     2 out of our 7 independent directors are persons of color

•     5 out of our 9 directors are active or former CEOs or the equivalent

•     4 out of our 9 directors have experience in the higher education sector

Shareholder Rights and Engagement

•     Beginning in 2015, our Board will be fully declassified and all directors will be elected annually

•     Each common share is entitled to one vote

•     DeVry Group’s shareholder rights plan will expire in December 2014. The Board has determined not to adopt a new plan upon the plan’s expiration

•     We have regular outreach and engagement with shareholders and value their insight and feedback

Board Committees

•     We have four Board committees – Academic, Audit and Finance, Compensation, and Nominating & Governance

•     The Chair of each committee, in consultation with the committee members, determines the frequency and length of the committee meetings

•     Our Board and each of its committees are authorized to retain independent advisors

Director Stock Ownership

•     59% of our non-management directors’ annual compensation (excluding committee chair fees) is in the form of restricted stock units (RSUs)

•     Our directors are required to own shares with a value equal to or in excess of three times their annual retainer

Continuous Improvement

•     New directors receive a tailored, two-day, live training program about DeVry Group and its institutions from management

•     Our Directors are encouraged to participate in director-oriented training programs

•     The Board annually undergoes a self-assessment process to critically evaluate its performance at an individual, committee and Board level

Communication	• Our Board promotes open and frank discussion with senior management • Our directors have access to all members of management

3

PROXY STATEMENT	Corporate Governance

SUMMARY OF BOARD AND COMMITTEE STRUCTURE

DeVry Group’s Board of Directors held 5 meetings during fiscal year 2014, consisting of four regular meetings and one special meeting. Currently, the Board has four standing committees: Academic, Audit and Finance, Compensation and Nominating & Governance. The following table identifies each standing committee, its members, its key responsibilities and the number of meetings held during fiscal year 2014. Current copies of the charters of each of these committees and a current copy of DeVry Group’s Corporate Governance Principles can be found on DeVry Group’s website, www.devryeducationgroup.com and are also available in print to any shareholder upon request from the Secretary of DeVry Group, 3005 Highland Parkway, Downers Grove, IL 60515-5799. The Board has determined that the members of the Audit and Finance, Compensation and Nominating & Governance committees are independent within the meaning of applicable laws and NYSE listing standards in effect at the time of determination.

	Key Responsibilities	Meetings in fiscal year 2014	Directors	Report
DeVry Group Board of Directors	• Strategic oversight • Corporate governance • Leadership	5	Chair: Connie R. Curran • 7 of 9 directors are independent	n/a
Academic Committee	• Supports improvement in academic quality and assures that the academic perspective is heard and represented at the highest policy-setting level and incorporated in all of DeVry Group’s activities and operations • Reviews the academic programs, policies and practices of DeVry Group’s institutions • Evaluates the academic quality and assessment process and evaluates curriculum and programs	3	Chair: Alan G. Merten • Ronald L. Taylor • Lisa W. Wardell	n/a
Audit and Finance Committee	• Monitors DeVry Group’s financial reporting processes, including its internal control systems and the scope, approach and results of audits • Selects and evaluates DeVry Group’s independent registered public accounting firm, subject to ratification by the shareholders • Reviews and recommends to the Board DeVry Group’s financing policies and actions related to investment, capital structure and financing strategies	9	Chair: Lisa W. Wardell • David S. Brown • Fernando Ruiz The Board has determined that Ms. Wardell is qualified as an audit committee financial expert	Page 60
Compensation Committee	• Oversees all compensation practices and reviews eligibility criteria and award guidelines for DeVry Group’s compensation program • Assists the independent members of the Board in establishing the CEO’s annual goals, objectives and compensation • Reviews and recommends to the Board compensation paid to Non-employee Directors	5	Chair: Fernando Ruiz • Christopher B. Begley • Lyle Logan	Page 41
Nominating & Governance Committee	• Reviews Board and committee structure and leads the Board self-evaluation process • Assesses Board needs and periodically conducts director searches and recruiting to ensure appropriate Board composition • Recommends candidates for nomination as directors to the Board • Oversees and conducts planning for CEO and director succession and potential related risks • Recommends governance policies and procedures	5	Chair: Lyle Logan • Christopher B. Begley • David S. Brown • Alan G. Merten	n/a

4

Corporate Governance	PROXY STATEMENT

INDEPENDENT BOARD CHAIR

Since 2004, the offices of Board Chair and CEO have been held by different individuals, with the Board Chair currently being Dr. Curran, an independent Director. The Board believes that the existing leadership structure currently serves DeVry Group and its shareholders well. The Board has no specific policy with respect to the separation of the positions of Board Chair and CEO. The Board believes that this issue should be part of the succession planning process and that it is in the best interests of DeVry Group and its shareholders for the Board to make a determination regarding this issue when it annually elects the Board Chair. During fiscal year 2014, the Board met in executive session without employee Directors or other employees present at each regular Board meeting. Dr. Curran presided over these sessions as the non-executive Board Chair.

DIRECTOR ATTENDANCE

Attendance at Board Meetings

During fiscal year 2014, our Board met 5 times. Except for Darren Huston, who stepped down from the DeVry Group Board in July 2014, all of the DeVry Group directors attended 75 percent or more of the meetings of the Board and Board committees on which they served in fiscal year 2014.

Attendance at Annual Meetings

All of our directors were present at the 2013 Annual Meeting of Shareholders, held in November 2013. Our Board encourages all of its members to attend the Annual Meetings but understands there may be situations that prevent such attendance.

SUMMARY INFORMATION ABOUT OUR DIRECTORS

Name and Principal Occupation	Age	Director Since	Independent	Committee Memberships				Other Public Company Boards
				AUD	ACA	COM	NG
Christopher B. Begley Founder and former Chairman and CEO, Hospira, Inc. (Retired)	62	2011	x			x	x	2
David S. Brown Attorney-at-Law (Retired)	73	1987	x	x	x
Connie R. Curran (Chair) President, Curran and Associates	67	2003	x					1
Daniel Hamburger President and CEO, DeVry Education Group	50	2006
Lyle Logan Executive Vice President and Managing Director, Northern Trust Corporation	55	2007	x			x	c
Alan G. Merten Former President, George Mason University	72	2012	x		c		x	2
Fernando Ruiz Corporate Vice President and Treasurer, The Dow Chemical Company	58	2005	x	x		c
Ronald L. Taylor Senior Advisor, Former CEO, DeVry Education Group	70	1987			x			1
Lisa W. Wardell Executive Vice President and COO, The RLJ Companies	45	2008	x	c	x			2

AUD	Audit and Finance Committee	COM	Compensation Committee
ACA	Academic Committee	NG	Nominating & Governance Committee
c	Committee Chair	X	Committee Member

5

PROXY STATEMENT	Proposal No. 1 — Election of Directors

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The current size of the Board of Directors is 9 Directors. DeVry Group’s Board is in the process of declassifying its Board, a process which began with shareholder approval at the 2012 Annual Meeting of Shareholders of an amendment to DeVry Group’s Restated Certificate of Incorporation for the purpose of eliminating the tiered classification of the Board by the 2015 Annual Meeting of Shareholders. At and after the 2015 Annual Meeting of Shareholders, all Directors will be elected to one-year terms, and the Board will no longer be classified. This year, only the Class II Directors, who were last elected at the 2011 Annual Meeting for a three-year term, are to be elected at the Annual Meeting. The current members of Class II, whose terms of office expire in November 2014, are Christopher Begley, David S. Brown, Fernando Ruiz and Lisa W. Wardell. The Board has nominated each of them and recommends their re-election as Class II Directors, each for a term to expire in 2015. All of the nominees have consented to serve as Directors if elected at the Annual Meeting.

It is intended that all shares represented by a proxy in the accompanying form will be voted for the election of each of Christopher Begley, David S. Brown, Fernando Ruiz and Lisa W. Wardell as Class II Directors unless otherwise specified in such proxy. A proxy cannot be voted for more than four persons. In the event that a nominee becomes unable to serve as a Director, the proxy committee will vote for the substitute nominee that the Board designates. The Board has no reason to believe that the nominees will become unavailable for election.

Each nominee for election as a Director, and each Director continuing in office, is listed below, along with a brief statement of his or her current principal occupation, business experience and other information, including directorships in other public companies held as of the date of this Proxy Statement or within the previous five years. Under the heading “Relevant Experience,” we describe briefly the particular experience, qualifications, attributes or skills that led to the conclusion that these nominees and the continuing Directors should serve on the Board. As explained below under the caption “Additional Information — Director Nominating Process and Factors Considered,” the Nominating & Governance Committee looks at the Board as a whole, attempting to ensure that it possesses the characteristics that the Board believes important to effective governance.

APPROVAL BY SHAREHOLDERS

The election of each of the four nominees for Director listed below requires the affirmative vote of a majority of the shares of Common Stock of DeVry Group outstanding on the record date. Unless otherwise indicated on the proxy, the shares will be voted FOR each of the nominees listed below.

Election of Directors

The Board of Directors recommends a vote FOR the nominees listed below.

6

Proposal No. 1 — Election of Directors	PROXY STATEMENT

NOMINEES

Class II — Term Expires 2015

CHRISTOPHER B. BEGLEY

Mr. Begley has been a Director of DeVry Group since November 2011. From May 2007 to January 2012, Mr. Begley served as executive chairman of the board of Hospira, Inc., a leading global hospital products company. He was Hospira’s founding CEO, holding that position from 2004 until April 2011. Prior to joining Hospira, Mr. Begley served in a variety of roles at Abbott Laboratories between 1986 and 2004, most recently as president of Abbott’s Hospital Products Division. Before joining Abbott, Mr. Begley was vice president of marketing for the V. Mueller Division of American Hospital Supply Corp. Mr. Begley earned a bachelor’s degree from Western Illinois University and a master’s degree in business administration from Northern Illinois University. Mr. Begley currently serves on the boards of Zimmer Holdings Inc. and Hangar, Inc.

Relevant Experience

• Mr. Begley brings to the Board his substantial experience as a senior executive in the healthcare industry and an awareness of policies and regulations affecting the industry, an area of increasing importance to DeVry Group.

Founder and former Chairman and CEO, Hospira, Inc. (Retired)
Age: 62 Director since 2011
Committees: Compensation Nominating & Governance

DAVID S. BROWN

Mr. Brown has been a Director of DeVry Group since November 1987 and was a founding shareholder and director of Keller Graduate School of Management from 1973 to 1987. A practicing attorney until 1998, Mr. Brown, was a partner in the Chicago law firm of McBride and Baker from 1972 to 1979 and served as General Counsel of the U.S. Office of Minority Business Enterprise from 1971 to 1972. From 1980 to 1996, Mr. Brown was employed by United Laboratories, Inc., a manufacturer and seller of specialty chemicals, most recently as Executive Vice President, Chief Financial Officer and General Counsel. Mr. Brown received his undergraduate degree in political science and philosophy from Stanford University and his LLD degree from Stanford University Law School in 1965. Mr. Brown previously served on the Executive Committee and Finance Committee of DeVry Group and chaired the DeVry Group Audit Committee for a period of seven years.

Relevant Experience

• Mr. Brown’s role as a founding shareholder and long-serving Director give him a historical perspective on DeVry Group’s operations, to which he adds his experience as an attorney and senior business executive. As an attorney, Mr. Brown specialized in business practice and business conflict resolution.

Attorney-at-Law (Retired)
Age: 73 Director since 1987
Committees: Audit and Finance Academic

7

PROXY STATEMENT	Proposal No. 1 — Election of Directors

FERNANDO RUIZ

Mr. Ruiz has been a Director of DeVry Group since November 2005. He has been employed by The Dow Chemical Company, a specialty chemical, advanced materials, agroscience and plastics company, since 1980. He was appointed Vice President and Treasurer of The Dow Chemical Company in 2001 and promoted to Corporate Vice President and Treasurer in 2005. Mr. Ruiz served as Assistant Treasurer of The Dow Chemical Company from 1996-2001. Mr. Ruiz serves as a director for a number of Dow subsidiaries including Dow Financial Services Inc. and Dow Credit Corporation and serves as President and CEO of Liana Ltd., a holding company for Dow’s insurance subsidiaries, and Dorinco Reinsurance Company. Mr. Ruiz received his undergraduate degree in economics from the Catholic University of Quito, Ecuador. Mr. Ruiz currently serves as a director of the Federal Reserve Bank of Chicago.

Relevant Experience

• Mr. Ruiz’s experience as a senior executive with a leading global manufacturer, his significant experience in international matters and his deep experience in finance, add both a global perspective and particular corporate finance knowledge to the Board’s decision-making process.

Corporate Vice President and Treasurer, The Dow Chemical Company
Age: 58 Director since 2005
Committees: Compensation (Chair) Audit and Finance

LISA W. WARDELL

Ms. Wardell has been a Director of DeVry Group since November 2008 and has been the Executive Vice President and Chief Operating Officer of The RLJ Companies (“RLJ”), a diversified holding company with portfolio companies in the financial services, asset management, real estate, hospitality, professional sports, film production, and gaming industries since 2004. In her role at RLJ, Ms. Wardell has closed $40 million in automotive dealership acquisitions, served as the primary RLJ fundraiser for a $610 million money management fund and managed a hotel development project in West Africa. Ms. Wardell is also a director of RLJ Entertainment, Inc. Prior to joining RLJ, Ms. Wardell was a Principal at Katalyst Venture Partners, a private equity firm that invested in start-up technology companies in the media and communications industries from 1999 to 2003. From 1998 to 1999, Ms. Wardell worked as a senior consultant for Accenture, a global management consulting, technology services and outsourcing company, in the company’s communications and technology strategic services practice. From 1994-1996, Ms. Wardell was an attorney with the Federal Communications Commission where she worked in the commercial wireless division, spectrum auction and allocations, and PCS and cellular. Ms. Wardell received her undergraduate degree in political science from Vassar College, her J.D. degree from Stanford University, and her master’s degree in finance from the Wharton School of Business at the University of Pennsylvania. In addition to her work at RLJ, Ms. Wardell serves as a director of RLJ Entertainment, Inc. and also serves on the board and is Chair of the audit committee of Christopher & Banks Corporation.

Relevant Experience

• Ms. Wardell’s experience as a senior business executive in private equity, operations and strategy and financial analysis, including mergers and acquisitions, together with her previous experience with a federal regulatory agency, give her important perspectives on the issues that come before the Board. These include business, strategic, financial and regulatory matters. Her experience also qualifies her to serve as an audit committee financial expert.

Executive Vice President and COO, The RLJ Companies
Age: 45 Director since 2008
Committees: Audit and Finance (Chair) Academic

8

Proposal No. 1 — Election of Directors	PROXY STATEMENT

INCUMBENT DIRECTORS

Class I — Term Expires 2015

CONNIE R. CURRAN (CHAIR)

Dr. Curran has been a Director of DeVry Group since November 2003 and Chair of the DeVry Group Board of Directors since November 2013. She is the President of Curran Associates, a healthcare consulting company. She is also the co-founder and CEO of Best on Board, a trustee education program that seeks to increase the confidence and competence of healthcare trustees through education, testing and certification. From September 2003 until June 2006, Dr. Curran served as the Executive Director of C-Change (formerly the National Dialogue on Cancer), an organization that brings together the public, private, and nonprofit sectors to focus on the eradication of cancer. She spent the preceding 15+ years in several healthcare leadership positions — President, Cardinal Health Consulting Services, 2000-2003; President and CEO, CurranCare, from 1995 until its acquisition by Cardinal Health in 2000; Vice Chairman/National Director for Patient Care Services, APM Incorporated, 1990-1995; and Vice President for HealthCare Management and Patient Care Services, American Hospital Association, 1985-1989. Prior to 1989, Dr. Curran was the Dean of the College of Nursing at the Medical College of Wisconsin and held professorships at the University of San Francisco and Columbia University. She is a prolific author with over 200 publications and several research programs to her credit. She serves on the boards of several nonprofit organizations and is also a director of Hospira, Inc. Dr. Curran previously served as chairman of the board of Silver Cross Hospital and as a director of Volcano, Inc. Dr. Curran received her undergraduate degree in nursing from the University of Wisconsin and her master’s degree in nursing from DePaul University. She also earned her Ed.D in educational psychology from Northern Illinois University and an MBA certificate from Harvard Business School.

Relevant Experience

• Dr. Curran’s successful professional careers in nursing, education, university leadership and business, makes her uniquely suited for DeVry Group’s Board. With this background, Dr. Curran brings to the Board leadership and a deeply practical understanding of business and higher education that is critical to the Board’s operations and its consideration of DeVry Group operations and strategy.

President, Curran and Associates
Age: 67 Director since 2003 Chair since 2013

DANIEL HAMBURGER

Mr. Hamburger has been the President and Chief Executive Officer of DeVry Group and a Director since November 2006. He joined DeVry Group as Executive Vice President in November 2002. From January 2001 to November 2002, he served as Chairman and CEO of an Accenture subsidiary, Indeliq Inc., which developed education technology. Prior to that, Mr. Hamburger served as President of the Internet Commerce division of W.W. Grainger, Inc. Prior to that Mr. Hamburger was employed at R.R. Donnelley and at Bain & Co. Mr. Hamburger received his undergraduate and master’s degrees in industrial/operations engineering from the University of Michigan and his master’s degree in business administration from Harvard Business School.

Relevant Experience

• Mr. Hamburger’s role as Chief Executive Officer of DeVry Group, which gives him deep and current knowledge of DeVry Group’s academic and business operations and strategy, makes him an essential member of the Board.

President and CEO, DeVry Education Group
Age: 50 Director since 2006

9

PROXY STATEMENT	Proposal No. 1 — Election of Directors

RONALD L. TAYLOR

Mr. Taylor has been a Director of DeVry Group since November 1987. In July 2004 he became DeVry Group’s Chief Executive Officer and served in that capacity until November 2006. He has served as a Senior Advisor to DeVry Group since November 2006. From August 1987 until his November 2002 appointment as Co-Chief Executive Officer, he was President and Chief Operating Officer. In 1973 Mr. Taylor co-founded Keller Graduate School of Management and was its President and Chief Operating Officer from 1981 to 1987 and its Chief Operating Officer from 1973 until 1981. Mr. Taylor is a consultant/evaluator for the Higher Learning Commission and is a member of the Board of Trustees of the North Central Association of Colleges and Schools. Mr. Taylor received his undergraduate degree, cum laude, in government and international relations from Harvard University, and his master’s degree in business administration from Stanford University.

Relevant Experience

• Mr. Taylor’s experience as a co-founder, long-serving Director and senior executive of DeVry Group, including several years as co- or sole Chief Executive Officer, give him a deep understanding of DeVry Group, a broad knowledge of the education marketplace and a historical perspective on its development. His role as the first and only person from a private-sector university to serve on the board of the Higher Learning Commission gives him unique experience in the accreditation process.

Senior Advisor, Former CEO, DeVry Education Group
Age: 70 Director since 1987
Committees: Academic

Class III — Term Expires 2015

LYLE LOGAN

Mr. Logan has been a Director of DeVry Group since November 2007. Mr. Logan has been Executive Vice President and Managing Director, Global Financial Institutions Group (the asset management arm of Northern Trust Corporation, a financial holding company) of The Northern Trust Company since 2005. He previously served as Senior Vice President and Head of Chicago Private Banking within the Personal Financial Services business unit of Northern Trust from 2000 to 2005. Prior to 2000, he was Senior Vice President in the Private Bank and Domestic Portfolio Management Group at Bank of America. Mr. Logan received his undergraduate degree in accounting and economics from Florida A&M University and his master’s degree in finance from the University of Chicago Graduate School of Business.

Relevant Experience

• Mr. Logan’s experience in senior leadership positions with leading banking and investment management organizations adds perspective and an understanding of global investment markets to the Board’s consideration of finance and investment management matters.

Executive Vice President and Managing Director, Northern Trust Corporation
Age: 55 Director since 2007
Committees: Nominating & Governance (Chair) Compensation

10

Proposal No. 1 — Election of Directors	PROXY STATEMENT

ALAN G. MERTEN

Dr. Merten has been a Director of DeVry Group since November 2012. Dr. Merten was the President of George Mason University from 1996 until June 2012. Prior to coming to George Mason University, Dr. Merten was the dean of the Johnson Graduate School of Management of Cornell University from 1989 to 1996. He was dean of the College of Business Administration at the University of Florida from 1986 to 1989, where he also served as a professor of information systems. From 1970 to 1986, he was at the University of Michigan, first as an assistant professor of industrial and operations engineering, and ultimately rising to the rank of associate dean in the Michigan Business School where he was responsible for executive education and computing services. Dr. Merten has held academic appointments in both engineering and business, and academic and business positions in Hungary and France. He has served on business and government councils and committees, holding several leadership roles. Dr. Merten was chair of the National Research Council’s Committee on Workforce Needs in Information Technology and a member of the Virginia Governor’s Blue Ribbon Commission on Higher Education. Dr. Merten holds a B.S. in Mathematics from the University of Wisconsin, an M.S. in Computer Science from Stanford University and a Ph.D. in Computer Science from the University of Wisconsin. Dr. Merten currently serves as a trustee of First Potomac Real Estate Investment Trust, director emeritus of Cardinal Financial Corporation, and as a member of the Legg Mason Fixed Income Mutual Funds board.

Relevant Experience

• Dr. Merten’s experience as the President of a leading university, prior academic leadership of several leading business schools, along with his accomplishments as a scholar and instructor, bring a strong and knowledgeable academic, operational, and strategic perspective to the Board’s deliberations.

Former President, George Mason University
Age: 72 Director since 2012
Committees: Academic (Chair) Nominating & Governance

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PROXY STATEMENT	Corporate Governance

DIRECTOR INDEPENDENCE

The Board of Directors has considered whether each Director has any material relationship with DeVry Group (either directly or as a partner, shareholder or officer of an organization that has a relationship with DeVry Group) and has otherwise complied with the requirements for independence under the applicable listing standards of the New York Stock Exchange (“NYSE”).

As a result of this review, the Board of Directors affirmatively determined that all of DeVry Group’s current Directors, and each of Mr. Darren Huston, Mr. William Keevan and Dr. Harold Shapiro, who resigned or did not stand for re-election since the last annual meeting, are, or were at the time of their service, “independent” of DeVry Group and its management within the meaning of the applicable NYSE rules, with the exception of Mr. Taylor and Mr. Hamburger. Mr. Taylor is considered an inside Director because of his status as a Senior Advisor to DeVry Group. Mr. Hamburger is considered an inside Director because of his employment as President and CEO of DeVry Group.

The Board considered the relationship between DeVry Group and Northern Trust Corporation, at a subsidiary of which DeVry Group maintains depository accounts and through which a significant portion of DeVry Group’s disbursement activity is conducted, because Mr. Logan is Executive Vice President and Managing Director, Global Financial Institutions Group, with Northern Trust Global Investments, a business unit of Northern Trust Corporation. In fiscal year 2014, DeVry Group incurred approximately $1.2 million in fees to Northern Trust Corporation, which were partially offset against compensating balance credits earned on an average monthly outstanding balance of approximately $63.9 million. The Board of Directors concluded, after considering that the relationship predates Mr. Logan joining the Board, that Mr. Logan had no involvement in the transactions, the lack of materiality of the transactions to DeVry Group and to Northern Trust Corporation, and the fact that the terms of the transactions are not preferential either to DeVry Group or to Northern Trust Corporation, that the relationship is not a material one for purposes of the NYSE listing standards and would not influence Mr. Logan’s actions or decisions as a Director of DeVry Group.

DIRECTOR CONTINUING EDUCATION

Members of the Board of Directors are encouraged to participate in continuing education and enrichment classes and seminars. During fiscal year 2014, all members of the Board of Directors participated in the National Association of Corporate Directors’ (NACD) Governance Program and attained the designation of Governance Fellow. In addition, Ms. Wardell completed the NACD Master Class and attained the designation Board Fellow and Dr. Merten participated in a NACD chapter program.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Various DeVry Group policies and procedures, including the Code of Conduct and Ethics, which applies to DeVry Group’s Directors, officers and all other colleagues, and annual questionnaires completed by all DeVry Group Directors, Director nominees and executive officers, require disclosure of transactions or relationships that may constitute conflicts of interest or otherwise require disclosure under applicable Securities and Exchange Commission (“SEC”) rules. The Board annually reviews the continuing independence of DeVry Group’s Non-employee Directors under applicable laws or rules of the NYSE. The Board, excluding any Director who is the subject of an evaluation, reviews and evaluates director transactions or relationships with DeVry Group, including the results of any investigation, and makes a determination with respect to whether a conflict or violation exists or will exist or whether a Director’s independence is or would be impaired.

No relationships or transactions existed or occurred between DeVry Group and any officer, Director or nominee for Director, or any affiliate of or person related to any of them, since the beginning of DeVry Group’s last fiscal year, of the type and amount that are required to be disclosed under applicable SEC rules.

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Corporate Governance	PROXY STATEMENT

BOARD OF DIRECTORS’ ROLE IN RISK OVERSIGHT

DeVry Group’s full Board is responsible for assessing major risks facing DeVry Group and overseeing management’s plans and actions directed toward the mitigation and/or elimination of such risk. The Board has assigned specific elements of the oversight of risk management of DeVry Group to committees of the Board, as summarized below. Each committee meets periodically with members of management and, in some cases, with outside advisors regarding the matters described below and, in turn, reports to the full Board at least after each regular meeting regarding any findings.

Board/Committee	Primary Areas of Risk Oversight
Full Board	• Reputation • Legal and regulatory compliance and ethical business practices • Strategic planning • Major organizational actions • Education public policy
Academic Committee	• Academic quality • Accreditation • Curriculum development and delivery • Student persistence • Student outcomes
Audit and Finance Committee

•     Accounting and disclosure practices

•     Information technology

•     Financial controls

•     Risk management policies and procedures

•     Legal and regulatory compliance, including compliance and ethics program

•     Capital structure

•     Investments

•     Foreign exchange

Compensation Committee	• Compensation program • Talent development • Management succession planning
Nominating & Governance Committee	• Corporate and institutional governance structures and processes • Board composition and function • Board Chair and CEO succession

13

PROXY STATEMENT	Corporate Governance

COMMUNICATIONS WITH DIRECTORS

Shareholders and other interested parties wishing to communicate with the Board or any member or committee of the Board are encouraged to send any communication to: Secretary, DeVry Education Group, 3005 Highland Parkway, Downers Grove, IL 60515-5799 and should prominently indicate on the outside of the envelope that it is intended for the Board, the independent directors as a group, or a member or committee of the Board. Any such communication must be in writing, must set forth the name and address of the shareholder (and the name and address of the beneficial owner, if different), and must state the form of stock ownership and the number of shares beneficially owned by the shareholder making the communication. DeVry Group’s Secretary will compile and periodically forward all such communication to the Board.

Communicating Accounting Complaints

Shareholders, DeVry Group colleagues and other interested persons are encouraged to communicate or report any complaint or concern regarding financial statement disclosures, accounting, internal accounting controls, auditing matters or violations of DeVry Group’s Code of Conduct and Ethics (collectively, “Accounting Complaints”) to the General Counsel of DeVry Group at the following address:

General Counsel

DeVry Education Group

3005 Highland Parkway

Downers Grove, IL 60515-5799

Accounting Complaints also may be submitted in a sealed envelope addressed to the Chair of the Audit and Finance Committee, in care of the General Counsel, at the address indicated above, and labeled with a legend such as: “To Be Opened Only by the Audit and Finance Committee.” Any person making such a submission who would like to discuss an Accounting Complaint with the Audit and Finance Committee should indicate this in the submission and should include a telephone number at which he or she may be contacted if the Audit and Finance Committee deems it appropriate.

DeVry Group colleagues may also report Accounting Complaints using any of the reporting procedures specified in DeVry Group’s Code of Conduct and Ethics. All reports by colleagues shall be treated confidentially and may be made anonymously. DeVry Group will not discharge, demote, suspend, threaten, harass or in any manner discriminate against any colleague in the terms and conditions of his or her employment based upon any lawful actions taken by such colleague with respect to the good faith submission of Accounting Complaints.

14

Stock Ownership	PROXY STATEMENT

STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below sets forth the number and percentage of outstanding shares of Common Stock beneficially owned by each person known by DeVry Group to own beneficially more than five percent of our Common Stock, in each case as of June 30, 2014, except as otherwise noted.

Name	Amount and Nature of Beneficial Ownership	Percentage Ownership
Fairpointe Capital LLC	5,803,794(1)	9.1%
Dennis Keller	4,953,228(2)	7.8%
International Value Advisers, LLC	4,845,384(3)	7.6%
Steven A. Cohen	4,123,435(4)	6.5%
BlackRock, Inc.	3,481,501(5)	5.5%

(1)	As reported in a statement on Schedule 13G filed with the SEC on February 7, 2014, Fairpointe Capital LLC reported beneficial ownership as of December 31, 2013, with respect to the shares as follows:

Sole voting power:	5,668,532
Shared voting power:	0
Sole dispositive power:	5,747,093
Shared dispositive power:	56,701

The address of the principal business office of Fairpointe Capital LLC is 1 N. Franklin, Suite 330, Chicago, IL 60606.

(2)	Includes 2,500 options to purchase DeVry Group Common Stock that are exercisable within 60 days of June 30, 2014 and 8,500 shares of Common Stock owned by Mr. Keller’s spouse. Mr. Keller disclaims beneficial ownership of shares held by his spouse. Mr. Keller has 4,669,922 shares pledged to secure various personal lines of credit.

(3)	As reported in a statement on Schedule 13G filed with the SEC on February 14, 2014, International Value Advisers, LLC reported beneficial ownership as of December 31, 2013, with respect to the shares as follows:

Sole voting power:	4,543,486
Shared voting power:	0
Sole dispositive power:	4,845,384
Shared dispositive power:	0

The address of the principal business office of International Value Advisers, LLC is 717 Fifth Avenue, 10th Floor, New York, NY 10022.

(4)	As reported in a statement on Schedule 13G/A filed with the SEC on April 14, 2014, Steven A. Cohen, together with related persons and entities, reported beneficial ownership as of December 31, 2013, with respect to the shares as follows:

Sole voting power:	0
Shared voting power:	4,123,435
Sole dispositive power:	0
Shared dispositive power:	4,123,435

The reported shares are directly owned by investment funds that are managed by entities controlled by Mr. Cohen. According the aforementioned Schedule 13G/A, (i) Point72 Asset Management, L.P., Point72 Capital Advisors Inc. and Mr. Cohen may be deemed to beneficially own 2,348,379 shares; (ii) Cubist Systematic Strategies, LLC and Mr. Cohen may be deemed to beneficially own 56 shares; and (iii) EverPoint Asset Management and Mr. Cohen may be deemed to beneficially own 1,775,000 shares. The address of the principal business office of (i) Point72 Asset Management and Point72 Capital Advisors Inc. is 72 Cummings Point Road, Stamford, CT 06902; (ii) Cubist Systematic Strategies is 330 Madison Avenue, New York, NY 10173; and (iii) EverPoint Asset Management is 510 Madison Avenue, New York, NY 10022.

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PROXY STATEMENT	Stock Ownership

(5)	As reported in a statement on Schedule 13G filed with the SEC on January 28, 2014, BlackRock, Inc. reported beneficial ownership as of December 31, 2013, with respect to the shares as follows:

Sole voting power:	3,238,462
Shared voting power:	0
Sole dispositive power:	3,481,501
Shared dispositive power:	0

The address of the principal business office of BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022.

SECURITY OWNERSHIP BY DIRECTORS AND NAMED EXECUTIVE OFFICERS

The table below sets forth the number and percentage of outstanding shares of Common Stock beneficially owned by (1) each Director of DeVry Group, (2) each named executive officer listed on page 18, and (3) all Directors and officers of DeVry Group as a group, in each case as of June 30, 2014, except as otherwise noted. DeVry Group believes that each individual named has sole investment and voting power with respect to the shares of Common Stock indicated as beneficially owned by them, except as otherwise noted.

Name of Beneficial Owner	Common Stock Beneficially Owned Excluding Options and Full-Value Shares(1)	Stock Options Exercisable and Full-Value Shares Scheduled to Vest within 60 days of June 30, 2014	Total Common Stock Beneficially Owned	Percentage Ownership
Non-Employee Directors
Christopher B. Begley	2,130	0	2,130	*
David S. Brown	12,606	6,500	19,106	*
Connie R. Curran	6,475	875	7,350	*
Darren R. Huston(2)	4,851	2,800	7,651	*
Lyle Logan	4,537	3,500	8,037	*
Alan G. Merten	904	0	904	*
Fernando Ruiz	4,568	12,500	17,068	*
Ronald L. Taylor	729,964	206,875	936,839	1.5%
Lisa W. Wardell	4,552	3,500	8,052	*
Named Executive Officers				*
Daniel Hamburger	71,165	1,155,548	1,226,713	1.9%
Timothy J. Wiggins	9,454	43,548	53,002	*
Susan Groenwald	2,990	36,262	39,252	*
David J. Pauldine	29,549	139,410	168,959	*
Steven Riehs	10,293	91,032	101,325	*
All Directors and Officers as a Group (25 persons)	936,469	2,096,240	3,032,709	4.8%
*	Represents less than one percent of the outstanding Common Stock.

(1)	“Common Stock Beneficially Owned Excluding Options and Full-Value Shares” includes stock held in joint tenancy, stock owned as tenants in common, stock owned or held by spouse or other members of the holder’s household, and stock in which the holder either has or shares voting and/or investment power, even though the holder disclaims any beneficial interest in such stock. Options exercisable and Full-Value Shares that are scheduled to vest within 60 days after June 30, 2014 are shown separately in the “Stock Options Exercisable and Full-Value Shares Scheduled to Vest within 60 days of June 30, 2014” Column.

(2)	Mr. Huston resigned as a director effective July 7, 2014.

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Stock Ownership	PROXY STATEMENT

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that DeVry Group’s Directors, executive officers and holders of more than 10% of DeVry Group’s Common Stock file reports of ownership and changes in ownership of Common Stock with the SEC. During fiscal year 2014, no filings were made after the reporting deadline except a late Form 4 for Lyle Logan reporting a reallocation from one Valuation Fund into the DeVry Group stock Valuation Fund in DeVry Group’s Nonqualified Deferred Compensation Plan and two late Form 4s for Ronald L. Taylor reporting four open market sales of Common Stock, two gifts to Grantor Retained Annuity Trusts (GRATs) established for estate planning purposes one charitable gift, three gifts to Mr. Taylor’s grandchildren, one instance of tax withholding of stock in connection with the vesting of Full-Value Shares and one exercise of a stock option.

17

PROXY STATEMENT	Executive Compensation

EXECUTIVE COMPENSATION

The following pages summarize our executive compensation program for our named executive officers’ (“NEOs”). Our 2014 NEOs are:

•	Mr. Daniel M. Hamburger, President and Chief Executive Officer, DeVry Education Group

•	Mr. Timothy J. Wiggins, Senior Vice President and Chief Financial Officer and Treasurer, DeVry Education Group

•	Dr. Susan Groenwald, President, Chamberlain College of Nursing

•	Mr. David J. Pauldine, President, DeVry University

•	Mr. Steven Riehs, President, DeVry Medical International and President, International and Professional Education

Compensation Discussion & Analysis

EXECUTIVE SUMMARY

DeVry Group’s executive compensation program is structured to reward leaders for delivering strong financial results and building shareholder value. We also believe that academic quality leads to growth, and therefore we have incorporated measures into our executive compensation program to recognize leadership for their roles in improving student academic performance and outcomes.

This executive compensation program structure enables us to provide a competitive total compensation package while aligning our leaders’ interests with those of our shareholders and other stakeholders. The following chart highlights key objectives behind the development, review and approval of our NEOs’ compensation.

COMPENSATION OBJECTIVES
Our executive compensation program is designed to:

Align Incentives

Our purpose is to empower our students to achieve their educational and career goals. Success in our mission drives growth, which leads to creation of sustainable, long-term value for our shareholders. Our compensation program is distinguished by its alignment not only with our shareholders, but also with our students, whose success is critical to our organization’s success.

Compete for Talent

Our compensation program is designed to attract, retain and motivate high-performing colleagues, particularly our key executives who are critical to our operations. Our compensation decisions take into account the competitive landscape for talent.

Reward Performance

We reward outstanding performance through:

•     A short-term term incentive program focusing our executives on achieving strong financial results, and superior academic and student outcomes, including through individual performance objectives, and

•     A long-term incentive program providing a mix of equity vehicles designed to reward shareholder value creation, organizational performance, and successful academic and student outcomes.

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Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

Shareholder Outreach

DeVry Group values our shareholders’ opinions on the design and effectiveness of our executive compensation program. At our Annual Meeting of Shareholders in November 2013, 67% of the votes cast in our advisory “say-on-pay” shareholder vote approved our executive compensation package. This outcome was a significant departure from the 2012 and 2011 advisory votes, when DeVry Group received the support of 98% and 97%, respectively, of votes cast.

To better understand shareholder perspective on DeVry Group’s performance, policies and programs, a team led by our Senior Vice President, Human Resources reached out to a total of 26 shareholders comprising, to the best of our knowledge, more than 65% of our shares outstanding as of the Annual Meeting record date, to solicit their feedback regarding our executive compensation program and to inform them of the changes being implemented following the 2013 Annual Meeting of Shareholders.

The Compensation Committee and DeVry Group leadership considered the opinions heard during these meetings and reviewed the results of the meetings over several months. While investors had varying perspectives, a few common themes emerged from the discussions. Below is a summary of what we heard and the actions we took in response:

What we heard	How we responded

• Ensure proper Compensation Committee oversight of equity granting procedures	• DeVry Group engaged Aon Hewitt to review and enhance current equity granting procedures and adopted the recommended improvements. See page 31 for further information.

•      Clarify that performance against goals under DeVry Group’s Management Incentive Plan (MIP) cannot be inappropriately achieved or manipulated due to non-recurring items such as acquisitions or sales of assets

• This year’s Proxy Statement provides more background how MIP financial goals are set and how special items are treated. See page 33 for more information.
• Increase stock ownership guidelines for CEO and CFO

•      In August 2014, DeVry Group increased its stock ownership guidelines for its CEO, from 3x to 5x his base salary, and for its CFO, from 2x to 3x his base salary. The guidelines are measured against the market value of their stockholdings. See page 38 for more information.

•      DeVry Group’s use of academic and student outcome goals for its performance-based restricted stock units (“Performance Shares”) is sensible for a mission-driven organization and differentiates it from competition

• The Compensation Committee determined to expand its recent practice of awarding academic and student outcome based Performance Shares to include senior DeVry Group and institutional managers.
• Shareholder Rights Plan should not be renewed	• Our Board has no plans to renew the Shareholder Rights Plan when it expires in December 2014.

The Compensation Committee believes the actions taken above address the concerns commonly held by its shareholders. Overall, shareholder engagement in 2014 enabled DeVry Group to better understand its shareholders’ specific concerns. DeVry Group and the Compensation Committee will continue to engage its shareholder base in the future to understand shareholder concerns, particularly in connection with potential changes to its compensation or governance practices.

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

2014 Organizational Performance

DeVry Group’s 2002 decision to diversify away from business and technology higher education has served shareholders well, sustaining it against cyclical weakness that has impacted DeVry University more than our other institutions. We continue to execute on our long-term vision of becoming the leading global provider of career-oriented education services, realizing increased programmatic and geographic diversity, as shown in the charts below:

Over the past several years, we have seen strong growth in our Medical and Healthcare and our International and Professional Education segments. At the same time, the economic environment and heightened competition have lessened the demand for postsecondary education delivered through our Business, Technology and Management segment. While demand is increasing for several segments of our organization, we continue to see lower enrollments for DeVry University, reflecting the overall cyclical weakness across higher education.

This dynamic environment is reflected in our fiscal year 2014 results — as we had expected and planned for lower revenue and earnings per share compared to fiscal year 2013. However, as a result of the diversification strategy designed and led by our management team, DeVry Group’s new student enrollments are up 8.1 percent and total student enrollments are up 2.1 percent over the prior fiscal year, helping us to beat our targeted revenue and planned EPS for fiscal year 2014.

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Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

Along with driving our financial performance, our management also continued its emphasis on enhancing academic quality and student outcomes, including the key results in the chart at the right.

Through the strong linkage between pay and performance in our executive compensation programs, our leadership team has been rewarded through higher annual incentive payouts than in fiscal year 2013 for the progress they have made to support our goal of turning around DeVry University and Carrington College, and driving growth at Becker Professional Education, DeVry Brasil, DeVry Medical International and Chamberlain College of Nursing. And, with our management team’s efforts, our shareholders have been rewarded through an increased stock price and total shareholder return higher than that of our peer group as well as our education-specific peers.

Growing Total Shareholder Return (TSR)

Through increases in stock price and the payment of dividends, DeVry Group increased shareholder wealth by nearly $763M* during fiscal year 2014.

Our one-year annualized total shareholder return of over 37.7% demonstrates that the efforts of the leadership team are having an impact on creating value for its shareholders.

To ensure we continue our commitment and alignment to shareholder value in our pay programs, we annually grant long-term stock-based awards, whose value is directly tied to an increasing share price. With a large portion of executive compensation delivered through DeVry Group stock — along with our stock ownership guidelines — named executive officers have a vested interest in driving shareholder value. This focus supports one of the program’s key objectives of aligning executives’ long-term interests with those of our shareholders.

* Shareholder wealth increase is the sum of market capitalization appreciation and total dividends paid to shareholders. In fiscal year 2014, DeVry’s market capitalization appreciation was $741 million (assuming a $31.02 stock price and 62.9 million shares outstanding on June 28, 2013, and a $42.34 stock price and 63.6 million shares outstanding on June 30, 2014) and total dividends paid to shareholders were $21.9 million

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

2014 Compensation Decisions and Actions

Factors Guiding Our Decisions (see page 28 for details)

•  Executive compensation program objectives, philosophy and principles

•  DeVry Group’s purpose, vision and “TEACH” values

•  Financial performance of DeVry Group and its individual institutions

•  Student academic performance and outcomes

• Shareholder input, including “say-on-pay” vote • Market norms, trends and best pay practices • Advice of independent outside compensation consultant

Updates Implemented at the Beginning of Fiscal Year 2014

CEO Annual Management Incentive Plan Performance Goals

To increase the CEO’s focus on DeVry Group’s financial goals and continue to strengthen the link between pay and performance, the Compensation Committee changed the percentages assigned to the CEO’s annual incentive goals as follows:

	Performance Goal	FY 2013 Weight	FY 2014 Weight
	Earnings Per Share	40%	45%
	Revenue	30%	40%
	Individual Performance	30%	15%

CEO Long-term Incentive Compensation

To align the CEO’s long-term incentive compensation mix with that of the other NEOs, the Compensation Committee approved the following adjusted LTI allocation for the CEO.

	LTI Component	FY 2013 CEO Allocation	FY 2014 CEO Allocation
	Stock Options	60%	50%
	Performance Shares	25%	25%
	Full-value Shares	15%	25%

Performance Share Academic and ROIC Targets

Performance Shares are the “mission-based” component of DeVry Group’s long-term incentive program, which otherwise is designed to drive financial performance. While still ensuring an appropriate level of financial performance, Performance Shares are designed to reward executives for achieving exceptional academic and student outcomes in furtherance of DeVry Group’s mission of empowering students to achieve their educational and career goals.

In fiscal year 2014 (August 2013), in order to further this purpose, the Compensation Committee maintained academic and student outcome-based performance targets while adjusting the minimum return on invested capital (ROIC) threshold for vesting of Performance Shares to 5%. Performance Shares granted in fiscal year 2014 will not pay out unless a minimum 5% ROIC threshold is achieved. Importantly, the actual payout will be determined by the level of achievement of the academic and student outcome targets. See page 37 for further background regarding DeVry Group’s use of Performance Shares.

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Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

Key Fiscal Year 2014 Compensation Decisions (see page 31 for details)

Base Salary

Reflecting DeVry Group’s commitment to offering market competitive compensation to our key executives, in fiscal year 2014, Mr. Hamburger received a 2.25% base salary increase. The annual base salary adjustments for the other NEOs, excluding mid-year market adjustments, ranged from 0% to 6.25%.

Annual Incentives

For the CEO, 85% of the Management Incentive Plan (MIP) award is based on DeVry Group measures of earnings per share (EPS) and revenue (versus 70% in fiscal year 2013). The remaining 15% is based on individual performance. For the other NEOs, as in fiscal year 2013, 70% of the MIP award is based on financial performance at DeVry Group (EPS and revenue) or at the institutions for which NEO is responsible (Operating Income and revenue), and the remaining 30% is based on individual performance.

Following the end of fiscal year 2014, the MIP award was paid at 138.4% of target for the CEO and between 115.1% and 152.7% of target for the other NEOs, reflecting DeVry Group’s financial performance and individual contributions for fiscal year 2014.

Long-term Incentives

In fiscal year 2014, the CEO received a long-term incentive grant valued at $3.5 million, down from prior levels of up to $4.5 million granted in fiscal years 2009 through 2011, when the organization achieved superior financial performance, and at the same levels as the grants in fiscal years 2012 and 2013. Values granted to the other NEOs ranged from approximately $380,000 to $750,000.

Changes for Fiscal Year 2015

Enhanced Incentive Plan Oversight

In fiscal year 2014, DeVry Group engaged Aon Hewitt, an independent compensation expert, to conduct a comprehensive review of DeVry Group’s long-term incentive compensation processes and make recommendations for updates. For further detail, see page 30.

Increased Stock Ownership Guidelines

DeVry Group’s stock ownership guidelines were adjusted to require its CEO to hold DeVry Group stock valued at five times base salary, up from the prior guideline of three times his base salary. Guidelines for DeVry Group’s CFO were increased to require stock holdings valued at three times his base salary, up from two times his base salary.

Elimination of EPS as Financial Performance Metric for Management Incentive Plan

To better align incentives with executives’ operational performance, DeVry Group replaced earnings per share (EPS) with net income as one of the financial performance metrics for participants in DeVry Group’s MIP.

Increased CEO MIP Target

In consideration of the increasing challenge and complexity of DeVry Group’s operations, the target MIP award opportunity for DeVry Group’s CEO was increased from 100% of his base salary to 105% of his base salary.

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

PAY-FOR-PERFORMANCE FOCUS

Focus on Pay-for-Performance

Each August, after audited fiscal year results have been substantially completed, the Compensation Committee reviews the CEO’s and other NEOs’ total compensation and bases its pay-related decisions on performance delivered during the completed fiscal year. Reported compensation elements for any fiscal year in the 2014 Summary Compensation Table in this proxy statement, however, include elements determined both at the beginning of the reported fiscal period (namely, long-term incentive and base compensation) and after the reported fiscal period (namely, MIP). As a result, the 2014 Summary Compensation Table may not clearly isolate and demonstrate the linkage between performance in a given year and compensation decisions made in view of that performance. To better illustrate the basis for the Compensation Committee’s annual compensation decisions, the timeline below illustrates the financial performance results that were available to the Compensation Committee at the time annual compensation decisions for the CEO were made.

*	Adjusted to exclude impact of special items to more accurately reflect and reward operational performance. These adjustments were for restructuring charges related to workforce reductions and real estate consolidations, impairments at Carrington Colleges Group and Advanced Academics, operating results of Advanced Academics following classification as a discontinued operation, and a gain from a sale of a former DeVry University Campus. See Appendix A for reconciliation to reported diluted EPS and net income for calculation of ROIC.

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Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

DeVry Group uses both short- and long- term incentives to reward NEOs for delivering strong business results, increasing shareholder value and improving student outcomes. With our pay-for-performance philosophy, executives can earn in excess of target levels when their performance exceeds established objectives. And, if performance falls below established objectives, our incentive plans pay below target levels, which in some cases could be nothing at all.

•	Program Design: 84% of the total target direct compensation for our CEO, and between 60% and 71% of the total direct compensation for the other NEOs, is composed of variable pay.

–	The actual value realized from the annual Management Incentive Plan (MIP) award ranges from zero, if threshold performance targets are not met, up to 200% of targeted amounts for exceptional organizational performance.

–	Under the Performance Share component of our long-term incentive plan, payout is contingent on meeting both academic or student outcome performance goals and a minimum ROIC threshold. If the minimum level of ROIC performance is attained, the size of the payout is then based on meeting academic or student outcome targets established for each institution across the DeVry Group, as outlined in the table below.

•	Performance Assessment: Our Compensation Committee uses a comprehensive, well-defined and rigorous process to assess organizational and individual performance. We believe the performance measures for our incentive plans focus management on the appropriate objectives for the creation of short-and long-term shareholder value as well as organizational growth.

DeVry Group’s incentive compensation program for executives is designed to link compensation performance with the full spectrum of our business goals, some of which are short-term, while others take several years or more to achieve:

	Short-Term (Cash)	Long-Term (Equity)	Long-Term (Equity)	Long-Term (Equity)

	Management Incentive Plan	Performance Shares (performance-based restricted stock units)	Full-Value Shares (time-based restricted stock units)	Stock Options
Objective	Short-term operational business priorities	Medium-term	Long-term shareholder value creation	Long-term shareholder value creation
Time Horizon	1 Year	3 Year cliff vesting	4 Year ratable vesting	4 Year ratable vesting
Performance Measures	Revenue EPS Individual Goals	Student Outcomes (after attainment of minimum ROIC)	Stock Price	Stock Price

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

Student Outcomes Drive DeVry Group Performance

We know that academic quality leads to results — as DeVry Group’s student’s academic performance and student outcomes become stronger, so does our reputation as a leader in career-oriented education. This brings new students to our institutions, ultimately improving our institutions’ attraction and retention rates. Because of this potential for growth, and in support of DeVry Group’s mission, part of our long-term incentive plan is centered on student outcomes to encourage leaders to focus on improving academic performance. The table below shows the measures that apply to the Performance Shares by which each institution is evaluated:

Institution	Performance Measure	Weighting
DeVry University	Major Field Test	40%
Chamberlain College of Nursing	NCLEX First Time Pass Rate	20%
Ross University School of Medicine & American University of the Caribbean School of Medicine	USMLE First Time Pass Rate	20%
Carrington Colleges	Student Retention	15%
Ross University School of Veterinary Medicine	NAVLE First Time Pass Rate	5%

In selecting the measures for thestudent outcome component of our long-term incentive plan, objectivity, measurability and reliability were among the chief criteria for the Compensation and Academic Committees of the Board of Directors. After thorough consideration, the measures listed above were found to exhibit each of these characteristics and best distinguish DeVry Group from competitors in terms of academic quality. In addition, each measure is quantifiable, aligned with our core values and reflects service to all of DeVry Group’s stakeholders, including shareholders, students, accreditors and regulatory agencies.

Other key features of our executive compensation program include:

•	Stock ownership requirements: Our stock ownership guidelines require all senior executives to meet specific ownership targets as a multiple of base salary. This requirement subjects these executives to the same long-term stock price volatility our shareholders experience. Currently, all NEOs and directors who are no longer subject to a phase-in period have met the minimum ownership requirements. See page 38 for more information.

•	Incentive Compensation Recoupment Policy: If the Compensation Committee determines that an executive received an incentive based on financial results that were restated due to knowing or intentional, fraudulent or illegal conduct on the part of the executive, DeVry Group may recover the incentive (in whole or in part). This policy serves to increase transparency and discourage executives from engaging in behavior that could potentially harm DeVry Group or its shareholders.

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Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

EXECUTIVE COMPENSATION GOVERNANCE AND PRACTICES

What We Do	What We Don’t Do

✓    Pay for performance

✓     Solicit and value shareholder opinions about our compensation practices

✓     Deliver total direct compensation primarily through variable pay

✓    Set challenging short- and long-term incentive award goals

✓    Use relevant student outcome measures for a portion of our long-term incentive award

✓     Provide strong oversight that ensures adherence to incentive grant regulations and limits

✓     Maintain robust stock ownership requirements

✓    Adhere to an incentive compensation recoupment policy (“clawback” policy)

✓    Offer market-competitive benefits

✓     Consult with an independent advisor on pay

✓    Prohibit hedging and pledging DeVry Group stock

✗    Benchmark against other organizations

✗     Provide tax gross-ups for severance payments

✗    Re-price stock options

✗    Pay dividends on performance-based restricted stock

✗    Provide excessive perquisites

✗    Offer a pension or supplemental executive retirement plan (SERP)

✗    Reward executives without a link to performance

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

OVERSIGHT OF PAY AND PHILOSOPHY

The Compensation Committee uses the following Principles of Executive Compensation to assess DeVry Group’s executive compensation program and to provide guidance to management on the Compensation Committee’s expectations for the overall executive compensation structure:

Principle	Purpose
Stewardship / Sustainability	• Reinforce DeVry Group’s mission and long-term vision

• Motivate and reward sustained long-term growth in shareholder value

• Uphold long-term interests of all constituents (including students, colleagues, employers, owners and taxpayers)

• Focus on sustaining and enhancing the quality and outcomes of education programs

• Promote continued differentiation and expansion of the DeVry Group’s programs
Accountability	• Ensure financial interests and rewards are tied to executive’s area of impact and responsibility (division, geography and function)

• Require timing of performance periods to match timing of colleague’s impact and responsibility (short-, medium- and long-term)

• Emphasize quality, service and academic and career results

• Articulate well defined metrics, goals, ranges, limits and results

• Motivate and reward achievement of strategic goals, with appropriate consequences for failure

• Comply with all legislation and regulation
Alignment	• Promote commonality of interest with all stakeholders (including students, colleagues, employers, owners and taxpayers)

• Reflect and reinforce the DeVry Group’s values and culture

• Promote commonality of interests across business units, geography and up, down and across chain of command

• Provide a balance between short-and long-term performance
Engagement	• Attract and retain high quality talent and provide for organizational succession

• Provide market competitive total compensation and benefits packages at all levels

• Promote consistent colleague development at all levels

• Motivate urgency, creativity and dedication to the mission

• Clearly communicate the link between pay and performance
Transparency	• Clear communication of compensation structure, rationale and outcomes to all colleagues and shareholders

• Simple and understandable structure that is easy for internal and external parties to understand

• Reasonable and logical relationship between pay at different levels

• Based on systematic goals that are objective and clear, with appropriate level of discretion

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Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

Role of the Compensation Committee

The Compensation Committee determines the appropriate level of compensation for the CEO and NEOs. The Compensation Committee reviews and approves all components of annual compensation (base salary, annual cash incentive and long-term incentive) to ensure they align with the principles of DeVry Group’s compensation program. In addition, the Compensation Committee meets periodically to review the design of the overall compensation program, approve performance targets and review management performance, and it assists in establishing CEO goals and objectives.

Each year, the Compensation Committee recommends CEO compensation to the Board of Directors, taking into consideration the CEO’s performance evaluation and advice from Towers Watson, an independent executive consulting firm engaged by the Compensation Committee. In determining the CEO’s long-term incentive compensation, the Compensation Committee considers DeVry Group’s performance and relative shareholder return, incentive awards to CEOs at comparable companies, past awards and the CEO’s expected future contributions, as well as other factors it deems appropriate.

The Compensation Committee approves base salary, annual incentive and equity compensation and perquisites for DeVry Group’s NEOs.

In reviewing DeVry Group’s compensation program, the Compensation Committee considers whether the programs encourage unnecessary or excessive risk taking that would have an adverse effect on DeVry Group and has determined that they do not.

Role of the Executive Officers and Management

The CEO, in consultation with the Senior Vice President, Human Resources and the Chief Financial Officer, provides the Compensation Committee with compensation recommendations for other NEOs other than himself, including recommendations for annual base salary increases, annual cash incentive awards, and long-term incentive awards. These recommendations are based on market-competitive compensation data and the CEO’s assessment of each NEO’s performance for the prior year. While these recommendations are given significant weight, the Compensation Committee retains full discretion when determining compensation.

The Compensation Committee reviews and approves, with any modifications it deems appropriate, base salary, annual incentive awards and long-term incentive equity awards for DeVry Group’s NEOs. The compensation package for the CEO is determined by the Compensation Committee and approved by the independent members of the Board of Directors during executive session.

Role of the Compensation Consultant

The Compensation Committee retains ultimate responsibility for compensation-related decisions. To add rigor to the review process and inform the Compensation Committee of market trends and practices, the Compensation Committee engaged the services of Towers Watson in fiscal year 2014.

Towers Watson analyzed DeVry Group’s executive compensation structure and plan designs and assessed whether the executive compensation program is competitive and supports the Compensation Committee’s goal to align the interests of executive officers with those of shareholders, students and other stakeholders.

In fiscal year 2014, Towers Watson’s primary areas of assistance were:

•	Gathering information related to current trends and practices in executive compensation, including peer group and broader market survey data;

•	Reviewing, analyzing and providing recommendations for DeVry Group’s list of peer group companies;

•	Reviewing information developed by management for the Compensation Committee and providing input on such information to the Compensation Committee;

•	Attending and participating in all Compensation Committee meetings and most non-employee director executive sessions, as well as briefings with the Compensation Committee chair and management prior to meetings;

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

•	Assisting in the redesign and development of the Compensation Discussion and Analysis section of the proxy statement; and

•	Reviewing with management and the Compensation Committee the materials to be used in DeVry Group’s proxy statement.

The Compensation Committee has the sole authority to approve the independent compensation consultant’s fees and terms of the engagement. Thus, the Compensation Committee annually reviews its relationship with, and assesses the independence of, Towers Watson to ensure executive compensation consulting independence. The process includes a review of the services Towers Watson provides, the quality of those services, and fees associated with the services during the fiscal year.

Executive Compensation Peer Group

To ensure DeVry Group continues to provide total executive compensation that is fair and competitively positioned in the marketplace, the Compensation Committee reviews the pay level, mix and practices of peer group companies. The Compensation Committee does not target any specific percentile levels in establishing compensation levels and opportunities.

While including all larger publicly-held, private sector higher education schools, DeVry Group’s peer group also includes a broader group of organizations in order to provide better compensation data. DeVry Group’s expanded peer group includes publicly-held organizations that provide services over an extended period of time. In consideration of DeVry Group’s significant focus on health care education, which requires attracting and retaining seasoned health care professionals and executives, the peer group also includes health care services companies. Revenue of most of the peer group organizations is generally between one-half and two times DeVry Group’s revenue.

Towers Watson reviewed the peer group during fiscal year 2014 and recommended no changes. The peer group is composed of:

Apollo Group Inc.	H&R Block, Inc.	Scholastic Corporation
Bridgepoint Education, Inc.	HEALTHSOUTH Corp.	Select Medical Holdings Corporation
Brookdale Senior Living Inc.	ITT Educational Services Inc.	Service Corp. International
Career Education Corp.	Life Time Fitness Inc.	Weight Watchers International, Inc.
Corinthian Colleges Inc.	Lifepoint Hospitals Inc.
Education Management Corporation	MEDNAX, Inc.
Graham Holdings Company	Paychex, Inc.
Regis Corp.

The Compensation Committee also reviews compensation and plan prevalence data from smaller education-specific peer organizations but does not include the statistics when determining compensation levels because their revenue is outside of the established range for DeVry Group. These organizations are:

American Public Education, Inc.	Grand Canyon Education, Inc.	Strayer Education Inc.
Capella Education Co.	Lincoln Educational Services Corporation	Universal Technical Institute, Inc.

Greater Incentive Plan Oversight

Following the granting of the long-term incentive award for fiscal year 2013, the Compensation Committee became aware that a portion of stock options it intended to grant to the CEO in fiscal years 2009, 2011, 2012 and 2013 exceeded the 150,000 annual limit under the DeVry Inc. Amended and Restated 2005 Incentive Plan (2005 Plan).

Under the oversight of the Compensation Committee, a cross-functional working group reviewed this matter and determined that any stock options grants under the 2005 Plan in excess of the 150,000 share limit were unfulfilled, as such excess awards were null and void in accordance with the terms of the 2005 Plan. Since the original grants were market competitive and based on the CEO’s performance and future potential, the Compensation Committee elected to replace most of the CEO’s unfulfilled and void stock options with Stock Appreciation Rights (SARs) which were in

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Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

compliance with the 2005 Plan limits and closely replicated the attributes, including the exercise price and vesting schedule, of the portion of stock option grants that were unfulfilled. DeVry Group was able to use shares available under the DeVry 2003 Incentive Stock Plan to fulfill part, but not the full extent, of the Compensation Committee’s original intentions. The economic value of in-the-money option grants that were unfulfilled in fiscal year 2013 and could not otherwise be replaced with SARs on similar terms were replaced with Full-Value Shares.

To ensure adherence to incentive plan limits and prevent similar situations from occurring in the future, in fiscal year 2014 DeVry Group hired Aon Hewitt, an independent executive compensation consultant, to conduct a review of our long-term incentive compensation practices. As part of this review, Aon Hewitt:

•	Assessed processes and procedures covering an incentive award’s grant, vesting and exercise, as well as the extent to which the grants adhere to governing plan documents;

•	Conducted a review to identify inconsistencies and/or deficiencies with respect to internal processes, functions performed by external providers, and tax compliance; and

•	Delivered a summary of recommendations for enhancing ongoing administration.

In response to recommendations from Aon Hewitt and input from our shareholders, DeVry Group made enhancements to its long-term incentive compensation practices to increase accountability and strengthen the oversight of its equity grants and plan limits. These changes, which were implemented and used in the fiscal year 2015 grant cycle, include:

•	Additional controls and checkpoints to strengthen and streamline the incentive grant review / approval process;

•	Prior to each grant approval, added process to confirm to the Compensation Committee that all proposed grants are within applicable incentive plan limits and that adequate shares are reserved for each grant; and

•	Enhanced definition of accountabilities, responsibilities and internal communication obligations.

ANALYSIS OF 2014 COMPENSATION

Annual Base Salary

Annual base salaries for NEOs are intended to reflect the scope of their responsibilities, the experience they bring to their roles, and the current market compensation for similar roles outside DeVry Group. Once established, base salaries are reviewed annually to reflect the executive’s prior performance and respond to changes in market conditions. The box below lists the criteria the Compensation Committee uses to determine changes to salary from one year to the next.

FISCAL YEAR 2014 BASE SALARY DECISIONS

At the beginning of fiscal year 2014, the Compensation Committee determined Mr. Hamburger’s base salary increase, taking into account the organization’s general approach to merit increases for other colleagues, actual results versus the performance targets and goals previously set for DeVry Group and for him for the prior year and market data. The Compensation Committee also considered its interaction with Mr. Hamburger, its observation of his performance throughout fiscal year 2013 and the perceived market for CEOs, thus adding a further discretionary element to its

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

evaluation. The Compensation Committee increased the CEO’s annual base salary for fiscal year 2014 to reward him for his consistently strong executive performance, his success in building a high quality executive team, his potential to continue building a positive future for DeVry Group and to ensure that his salary stayed at a level that compared appropriately to the salaries of chief executive officers at other organizations in the marketplace. The Compensation Committee felt these considerations and the conservative approach taken with respect to merit increases throughout the organization were sufficient to justify a modest increase in Mr. Hamburger’s base salary.

Mr. Hamburger recommended to the Compensation Committee the annual base salary of each of the other NEOs at the outset of fiscal year 2014. His recommendations were made in consultation with the Senior Vice-President of Human Resources and the Chief Financial Officer. They were based upon their experience with and analysis of the market at that time, their monitoring of the compensation levels at other organizations in DeVry’s market and Mr. Hamburger’s assessment of each NEO’s performance for the prior year. Reflective of her success leading the growth of Chamberlain College of Nursing since its acquisition to become one of the largest schools of nursing in the US, and her unique education, nursing, strategy and leadership skills, Dr. Groenwald received market adjustments to her base salary during fiscal years 2013 and 2014 in lieu of an annual merit adjustment and, therefore, did not receive an annual increase in fiscal year 2014. Mr. Riehs’ salary increase reflects the additional responsibilities he assumed as President of DeVry Medical International in fiscal year 2013.

	FY 2013		FY 2014		Percent Change
Daniel M. Hamburger	$839,460		$858,348		2.25%
Timothy J. Wiggins	$407,000		$416,158		2.25%
Susan Groenwald	$273,022	*	$400,000	**	46.50%
David J. Pauldine	$458,635		$467,807		2.00%
Steven Riehs	$400,000		$425,000		6.25%

*Reflects lowest effective base salary during fiscal year 2013 before off-cycle adjustments.

** Reflects highest effective base salary during fiscal year 2014.

Annual Cash Incentive Compensation

The annual cash incentive, delivered through the MIP, provides NEOs with the opportunity to earn rewards based on the achievement of organizational and institutional performance and, to a lesser extent, individual performance.

FISCAL YEAR 2014 MIP DECISIONS

For fiscal year 2014, no changes were made to the MIP target award opportunity as a percentage of base salary for NEOs.

Based on an evaluation of organizational performance relative to MIP measures set at the beginning of fiscal year 2014, the final MIP awards were partially based on the following financial results:

•  DeVry Group achieved 127.8% of the target fiscal year 2014 MIP EPS goal of $2.05

•  DeVry Group achieved 102.3% of the target fiscal year 2014 MIP Revenue goal of $1,879 million

In addition, awards for Dr. Groenwald and Messrs. Pauldine and Riehs included results from the performance of the institutions they oversee.

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Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

Based on this information, coupled with the evaluation of individual performance for each NEO during the course of the year, the Compensation Committee made the following MIP awards:

	Annual Target as a Percentage of Base Salary	FY14 Target Award Opportunity		FY 2014 Actual Award	Percent of Target Paid Based on FY14 Performance
Daniel M. Hamburger	100%	$858,348		$1,187,670	138.4%
Timothy J. Wiggins	60%	$249,695		$ 336,863	134.9%
Susan Groenwald*	50%	$191,754	*	$ 292,799	152.7%
David J. Pauldine	70%	$327,465		$ 377,027	115.1%
Steven Riehs	60%	$255,000		$ 314,109	123.2%

*Target opportunity adjusted mid-year on a pro-rata basis in proportion to effective base salary rate periods.

HOW THE MANAGEMENT INCENTIVE PLAN WORKS

MIP target award opportunities for each NEO are set by the Compensation Committee based on external surveys of practices for positions with similar levels of responsibility. These targets, which are expressed as a percentage of base salary, are then reviewed at the beginning of each fiscal year based on updated market compensation data.

The MIP provided the CEO with a target award opportunity of 100% of base salary and other NEOs target award opportunities between 50% and 70% of base salary. Actual awards can be higher or lower than the target opportunity based on the results for each performance measure. Performance below threshold for the goal will result in no payment for that performance goal. On the other hand, performance at or above threshold can earn an award ranging from the 50% to 200% of the target amount. The maximum amount of 200% rewards exceptional performance compared to expectations, over-delivery of strategic initiatives, and/or achievement of initiatives not contemplated at the time goals were set.

The actual payout of an award is determined upon the completion of the fiscal year only after that fiscal year has ended and audited financial results have been substantially completed (i.e., in the beginning of the next fiscal year). Thus, MIP awards for fiscal year 2014 were determined and paid in the early part of fiscal year 2015, after the results for the fiscal year ended June 30, 2014, were confirmed. The payout is based on specific EPS, revenue, institution operating income and institution revenue measures set by the Compensation Committee prior to the start of the year in which the performance is measured.

The Compensation Committee may exercise discretion in determining incentive payments. These adjustments are made to ensure the MIP rewards true operational performance as it is perceived by investors, encourages long-term decision making and is measured consistently. For example, as detailed in Appendix A, at the end of fiscal years 2013 and 2014, the Compensation Committee adjusted calculations of Diluted EPS and ROIC to exclude the impact of special items primarily related to discontinued operations, restructurings, impairment charges and non-recurring gains on the sale of real estate. In instances where a business unit has not demonstrated performance commensurate with the potential award, the Compensation Committee has exercised negative discretion and reduced MIP payouts to certain associated colleagues. In the case of acquisitions, the Compensation Committee does not include revenue, and corresponding net income, from acquisitions in their evaluation of achievement against targets unless such expected revenue, and corresponding net income, had been factored into the performance target.

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

In addition to the actual results achieved through these organizational results, the Compensation Committee also considers individual performance over the course of that fiscal year for each NEO. Individual performance goals reflect functional results and/or institution performance appropriate for the executive, as well as academic outcomes, organizational strength and the advancement of DeVry Group’s core values. Individual performance goals are designed to drive initiatives that support DeVry Group’s strategy and further align leadership with DeVry Group’s student-focused mission.

The relative percentages assigned to the measures for each NEO for fiscal year 2014 are as follows:

	Organizational, Institution and Individual Performance Measure Allocation
	DeVry Group Corporate EPS	DeVry Group Corporate Revenue	Institution Operating Income	Institution Revenue	Individual Performance
Daniel M. Hamburger	45%	40%	—	—	15%
Timothy J. Wiggins	40%	30%	—	—	30%
Susan Groenwald	20%	10%	25%	15%	30%
David J. Pauldine	20%	10%	25%	15%	30%
Steven Riehs	20%	10%	25%	15%	30%

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Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

2014 PERFORMANCE GOALS

Financial goals set for our MIP participants are derived from DeVry Group’s fiscal year operating plans, which are recommended by DeVry Group’s executive management team and approved by the Board at the beginning of each fiscal year. For fiscal year 2014, DeVry Group’s financial performance goals were revenue of $1,879 million and fully diluted earnings per share of $2.05. Due to the confidential nature of such information, and the competitive harm sharing it would cause, DeVry Group does not disclose the particular institutional or segment performance goals utilized in its MIP. The Compensation Committee considers the organization’s performance goals to represent the best estimate of what the organization could deliver if management, individually and collectively, were to materially satisfy its goals and objectives for the year. All goals are designed to be aggressive yet achievable, with the expectation that it would take extraordinary performance on the part of management to exceed them to the extent necessary to yield maximum incentive payouts under the MIP.

The Compensation Committee approves individual performance goals and objectives for the CEO at the beginning of each fiscal year. The CEO also works collaboratively with the other NEOs in developing their respective individual performance goals and in assigning weightings to them to place additional emphasis on tactical priorities. The individual performance goals are factors in determining base salary adjustments, annual cash incentive compensation (MIP) and long-term incentive compensation. Individual performance goals intentionally include elements that can be rated objectively as well as, to a lesser extent, elements that are of a subjective nature. Individual performance goals are used to drive stretch performance across a broad range of areas considered critical to our strategy and mission. This allows the evaluator — the independent members of the Board in the case of the CEO, and the CEO with input and approval from the Compensation Committee in the case of the other NEOs — to assess the individual’s performance against objective criteria, while utilizing its discretion to make adjustments based on the individual’s perceived contributions and other subjective criteria.

A summary of the primary performance goals and objectives established at the beginning fiscal year 2014 for each of our NEOs follows:

Daniel Hamburger (President and CEO)

• Ensure the success of DeVry University’s turnaround

• Ensure execution of efficient M&A and integration procedures

• Develop succession plans for the CEO and key leadership

• Improve academic performance across all institutions

Timothy Wiggins (SVP, CFO and Treasurer)

• Enhance stakeholder satisfaction through improved shareholder communications and community engagement

• Partner with functional groups to improve organizational strategy, business development, risk and data management practices

• Develop high performance team through talent management and development, engagement and organizational values leadership, and communications

• Oversee organizational compliance and audit services programs and internal controls

• Support financial decision-making and implement new financial planning system

• Pursue cost savings through operational excellence, supply management, facilities management and tax planning

• Evaluate alternative capital structure opportunities

David Pauldine (President, DeVry University)	• Further enhance academic quality • Align costs with enrollment • Regain enrollment growth • Make targeted growth investments to generate future growth • Manage change
Steve Riehs (President, DeVry Medical International, International, and Professional Education)

• Drive growth of Becker Professional Education

• Oversee the development of DeVry Brasil

• Drive strategy and initiatives to improve processes and student experiences at DeVry Medical International

• Ensure execution of efficient M&A and integration procedures

• Develop leadership depth and succession plans

Susan Groenwald (President, Chamberlain College of Nursing)

• Further improve high-quality, career-oriented education

• Achieve enrollment growth

• Drive operational excellence

• Make targeted growth investments

• Build service excellence and lead initiative organization-wide

• Develop leadership depth and succession plans

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

Long-Term Incentive Compensation

Long-term incentive compensation at DeVry Group consists of Performance Shares, “Full-Value Shares” (which are restricted stock units) and stock options. The Compensation Committee targets the value of long-term incentive compensation for NEOs to represent a substantial percentage of their total compensation. These incentives are intended to serve three complementary objectives of our compensation program:

•	Promote long-term retention of key executives who are critical to our operations,

•	Reward executives for the delivery of long-term business results, and

•	Align executives’ long-term interests with those of our shareholders.

FISCAL YEAR 2014 LONG-TERM INCENTIVE DECISIONS

For fiscal year 2014, NEOs received the following stock-based awards to deliver their overall long-term incentive grant:

	Stock Options		Full-Value Shares	Performance Shares		Total Value of 2014 Long-Term Incentive Grant
Daniel M. Hamburger	$1,764,264	*	$875,088	$867,672		$3,507,024
Timothy J. Wiggins	$378,140		$187,478	$185,890		$751,508
Susan Groenwald	$191,552		$94,872	$292,428	**	$578,852
David J. Pauldine	$352,736		$175,018	$173,534		$701,288
Steven Riehs	$251,996		$124,891	$123,833		$500,720

*Includes 1,050 stock-settled SARs with the same term and vesting schedule as options granted. These SARs were granted to fulfill the Board’s intention of granting an economic value of options that would have exceeded a 150,000 individual option grant limit set forth in the DeVry Inc. Amended and Restated Incentive Plan of 2005. To satisfy this intention, the portion of the award in excess of the 150,000 individual limit was fulfilled with stock-settled SARs.

**Includes 4,560 Performance Shares granted in May 2014, which vest after three years based on revenue and operating income growth at Chamberlain College of Nursing. These Performance Shares were granted in addition to Dr. Groenwald’s annual LTI award in order to reward Dr. Groenwald for her exceptional performance at Chamberlain College of Nursing and incentivize future performance over an extended period.

HOW THE LONG-TERM INCENTIVE PLAN WORKS

The Compensation Committee granted equity awards to each of the NEOs in August 2013 based on both retrospective and prospective considerations and organizational and individual considerations. The Compensation Committee took into account the same seven criteria described in the “Annual Base Salary” section above in determining the size of these awards. Awards were delivered through a mix of stock-based vehicles:

Percent of Long-Term Incentive Award
Stock Options	50%
Full-Value Shares	25%
Performance Shares	25%

STOCK OPTIONS: Stock option grants vest in equal installments over a four-year period beginning on the first anniversary of the grant date. The Compensation Committee granted incentive stock options (ISOs) with a value of up to the $100,000 IRS limitation applicable to each one-year vesting period. To the extent this limitation was met for any NEO, the remaining portion of the stock option award was issued in the form of non-qualified stock options. The Compensation Committee recognizes that DeVry Group may not receive a tax deduction for ISOs, but weighed this consideration against the tax benefit ISOs provide to colleagues and the additional enhancement to DeVry Group’s ability to attract and retain executives. The Compensation Committee determined it was in DeVry Group’s best interest to continue utilizing ISOs in the manner described.

FULL-VALUE SHARES: Full-Value shares are time-based restricted stock units that vest in equal installments over four years beginning on the first anniversary of the grant date.

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Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

PERFORMANCE SHARES: Performance Shares granted for fiscal year 2014 are based on achieving certain academic goals over a three-year performance period. The shares vest at the end of the performance period only if a minimum level of Return on Invested Capital (ROIC) performance is attained. If the ROIC minimum level is not achieved, no award is vested. DeVry Group believes this threshold is appropriate because the financial health of DeVry Group is fundamental to our continued success and mission. Similarly, if the academic and student outcome targets are not achieved, no award is vested — regardless of the success measured by ROIC. If the minimum level of ROIC performance is attained, the size of the payout is then based on meeting or exceeding the academic goals established for each institution across DeVry Group.

At the end of the three-year performance period, if threshold level performance is attained for each of the academic goals established for each institution, participants can earn between 80% and 120% of the target number of Performance Shares. If performance is below threshold for any individual academic measures, 0% of the Performance Shares will vest for that component of the awards. Straight line interpolation will be used to determine achievement of Performance Shares to be vested between threshold and target and also between target and maximum payout of 120%.

The academic and student outcome performance measures and weightings for each institution for fiscal year 2014 are as follows:
Institution	Performance Measure	Weighting
DeVry University	Major Field Test	40%
Chamberlain College of Nursing	NCLEX First Time Pass Rate	20%
Ross University School of Medicine & American University of the Caribbean School of Medicine	USMLE First Time Pass Rate	20%
Carrington College	Student Retention	15%
Ross University School of Veterinary Medicine	NAVLE First Time Pass Rate	5%

Performance Shares vest after three years and are paid out based on the achievement of specific performance measures set by the Compensation Committee at the start of the performance period. In order to receive an award, a threshold level of ROIC performance must be met for the three-year period.

DeVry Group began granting Performance Shares based on academic achievement in fiscal year 2013. Prior to fiscal year 2013, award payouts were based solely on three-year performance against a specific ROIC target. This ROIC target carried into DeVry Group’s Performance Share design in the form of an ROIC threshold (as opposed to target) when the new, academically-focused Performance Share design was adopted in fiscal year 2013. Beginning in fiscal year 2014, the ROIC threshold was lowered from 10% to 5% in furtherance of the Committee’s intention of using Performance Shares to drive DeVry Group’s mission of empowering its students to achieve their educational and career goals.

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

Stock Ownership Guidelines

Stock ownership guidelines are in place for all directors and executive officers of DeVry Group and are intended to align the interests of executive management with our shareholders by requiring executives to be subject to the same long-term stock price volatility our shareholders experience.

Directors and executive officers are expected to maintain ownership of DeVry Group’s Common Stock valued equal to or in excess of a multiple of their current base salary or annual retainer:

Number of Shares Equivalent to:
CEO	5 times base salary
CFO	3 times base salary
All other NEOs	2 times base salary
All other executive officers	1 times base salary
All non-employee directors	3 times annual retainer

The stock ownership requirements were implemented in February 2010 for all directors and executive officers. Ownership guidelines were subsequently increased for the CEO and CFO in August 2014 from 3 times base salary to 5 times base salary for the CEO, and from 2 times base salary 3 times base salary. Directors or executive officers have five years following their election, date of hire or promotion to an executive officer role, as the case may be, to achieve their stock ownership level. The CEO and CFO have five years to comply with their stock ownership guidelines at the increased levels established in August 2014.

Shares that count toward satisfaction of the guidelines include DeVry Group stock directly and/or beneficially owned, DeVry Group stock held in DeVry Group’s Profit Sharing 401(k) Retirement Plan, DeVry Group stock held in DeVry Group’s Nonqualified Deferred Compensation Plan, vested Full-Value Shares, and the after-tax value of unvested Full-Value Shares and Performance Shares and/or vested in-the-money options, provided that these can make up no more than 50% of the ownership expectation.

Ownership guidelines are deemed met for an executive who has met the ownership threshold and not sold his or her equity but fallen below the Board’s stock ownership guidelines solely due to declines in DeVry Group Common Stock prices. Absent exigent circumstances, executives who have not yet met the guidelines at the end of their five year phase-in period are required to retain, until the guidelines are satisfied, 100% of the after-tax shares received from option exercises or the vesting of Full-Value Shares or Performance Shares.

38

Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

Incentive Compensation Recoupment Policy

DeVry Group has adopted an incentive compensation recoupment policy that applies to all executive officers. The policy provides that, in addition to any other remedies available to DeVry Group (but subject to applicable law), if the Board of Directors or any committee of the Board of Directors determines that it is appropriate, DeVry Group may recover (in whole or in part) any incentive payment, commission, equity award or other incentive compensation received by an executive officer of DeVry Group to the extent that such incentive payment, commission, equity award or other incentive compensation is or was paid on the basis of any financial results that are subsequently restated due to executive officer conduct that is determined by the independent Directors to have been knowing or intentional, fraudulent or illegal.

Deferred Compensation

DeVry Group maintains the DeVry Education Group Inc. Nonqualified Deferred Compensation Plan that allows certain colleagues, including the NEOs, to defer up to 50% of salary and 100% of annual cash incentive (MIP) compensation until termination of service or certain other specified dates. DeVry Group credits matching contributions to participants’ accounts to the extent they have elected to defer the maximum contributions under DeVry Group’s Success Sharing Retirement Plan and their matching contributions are limited by the Internal Revenue Code provisions.

The Nonqualified Deferred Compensation Plan enables the NEOs and other eligible colleagues with a certain level of annual compensation ($115,000 for calendar year 2013) to save a portion of their income for retirement on a scale consistent with other colleagues not subject to IRS limits.

The Nonqualified Deferred Compensation Plan is not funded by DeVry Group and participants have an unsecured contractual commitment by DeVry Group to pay the amounts due under the plan.

The value of deferred compensation amounts is quantified each year and this program is periodically reviewed for its competitiveness.

Other Benefits

NEOs are eligible to participate in a number of broad-based benefit programs, the same ones offered to most colleagues at the DeVry Group, including health, disability and life insurance programs.

We do not offer a defined benefit pension plan, and, therefore, our Success Sharing Retirement Plan and the Nonqualified Deferred Compensation Plan are the only retirement savings vehicles for executives.

In general, we do not provide benefits or perquisites to our NEOs that are not available to other colleagues, with the exception of personal financial planning services (for the NEOs other than the CEO). In addition, the following benefits were eliminated in 2005 for all executives but were grandfathered:

•	A leased automobile or cash automobile allowance for Daniel Hamburger, Steven Riehs and David Pauldine; and

•	An enhanced executive medical benefit for Daniel Hamburger and David Pauldine.

These benefits and perquisites make up the smallest portion of each NEO’s total compensation package. The nature and quantity of perquisites provided by DeVry Group did not change materially in fiscal year 2014 versus 2013, consistent with our philosophy that benefits and perquisites should not represent a meaningful component of our compensation program. The Compensation Committee periodically reviews the benefit and perquisite program to determine if adjustments are appropriate.

The “All Other Compensation” column of the 2014 Summary Compensation Table shows the amounts of benefit and perquisite compensation we provided for fiscal years 2012, 2013 and 2014 to each of the NEOs.

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

Employment Agreements

DeVry Group and Mr. Hamburger entered into an employment agreement in 2006 that provides for the following:
• Initial annual base salary of $675,000, subject to annual increases (no decreases);
• Annual cash incentive under the MIP, targeted at 100% of base salary;
• Benefits and perquisites generally available to senior management;
• Reimbursement of expenses consistent with DeVry Group’s policy in effect at the time; and
• Severance benefits that will be provided upon certain terminations of employment, as further described on page 51 under the caption “2014 Potential Payments Upon Termination or Change-in-Control.”
DeVry Group entered into substantially similar employment agreements with Mr. Pauldine in 2009, with Dr. Groenwald in 2011, with Mr. Wiggins in 2012 and with Mr. Riehs in 2013. Each of these agreements provide for:
• Initial annual base salary, subject to annual increases (no decreases except in the case of an across-the-board reduction affecting all executives equally;
• Annual cash incentive under the MIP, targeted at a percentage of base salary;
• Benefits and perquisites generally available to senior management;

• Reimbursement of expenses consistent with DeVry Group’s policy in effect at the time; and

• Severance benefits that will be provided upon certain terminations of employment, as further described on page 51 under the caption “2014 Potential Payments Upon Termination or Change-in-Control.”

CHANGE-IN-CONTROL

DeVry Group provides benefits to certain of the NEOs upon termination of employment from DeVry Group in specific circumstances. These benefits are in addition to the benefits to which these NEOs would be entitled upon a termination of employment generally (e.g., vested retirement benefits accrued as of the date of termination, stock-based awards that are vested as of the date of termination and the right to elect continued health coverage pursuant to COBRA). In addition, DeVry Group’s equity compensation plans, and the award agreements used to implement them, provide for accelerated vesting of outstanding equity awards in the event of a change in control of DeVry Group.

See “2014 Potential Payments Upon Termination or Change-in-Control” on page 51 for a detailed description of potential payments and benefits to the NEOs under DeVry Group’s compensation plans and arrangements upon termination of employment or a change of control of DeVry Group.

40

Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

Deductibility of Compensation

DeVry Group analyzes the overall expense arising from aggregate executive compensation, as well as the accounting and tax treatment of such programs. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly traded companies for certain compensation paid in excess of $1 million per year paid to “covered employees,” which are defined as the CEO and the three other most highly compensated officers, other than the CFO, employed at year-end. However, compensation that satisfies the Internal Revenue Code’s requirements for performance-based compensation is not subject to that deduction limitation.

Neither base salaries nor income recognized upon vesting of Full-Value Shares qualify as “performance-based compensation” under Section 162(m). However the base salaries of DeVry Group’s NEOs are below the $1 million level. Amounts paid to an executive that are excludable from gross income, such as Success Sharing Retirement Plan and Nonqualified Deferred Compensation Plan contributions are not subject to Section 162(m).

Incentive compensation paid by DeVry Group in fiscal year 2014 under the MIP that is based on organizational performance (whether DeVry Group or another institution) is expected to qualify as “performance-based compensation.” Gains on the exercise of stock options and SARs and income recognized upon the vesting of Performance Shares also qualify as performance-based compensation under Section 162(m).

MIP awards are provided under the DeVry Group Second Amended and Restated Incentive Plan of 2013, which sets a performance-based ceiling on the bonuses paid pursuant to the MIP so that they meet the deductibility requirements of Section 162(m). For fiscal year 2014, a bonus pool equal to 5% of consolidated operating earnings was established, and a bonus opportunity of up to 20% of the bonus pool was allocated to each of Mr. Hamburger, Dr. Groenwald, Mr. Pauldine and Mr. Riehs (the “covered employees” under 162(m)). As discussed above under “Annual Cash Incentive Compensation”, the Compensation Committee also established performance goals for each NEO and exercised its discretion to adjust the bonus pool amounts on the basis of achievement of those performance goals.”

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2014, Fernando Ruiz (Chair), Christopher B. Begley and Lyle Logan served on the Compensation Committee. No member of the Compensation Committee was, during fiscal year 2014, an officer or employee of DeVry Group, was formerly an officer of DeVry Group, or had any relationship requiring disclosure by DeVry Group as a related party transaction under Item 404 of Regulation S-K. During fiscal year 2014, none of DeVry Group’s executive officers served on the Board of Directors or the compensation committee of any other entity, any officers of which served either on DeVry Group’s Board of Directors or its Compensation Committee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors hereby furnishes the following report to the shareholders of DeVry Group in accordance with rules adopted by the SEC. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis of this Proxy Statement with DeVry Group’s management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

This report is submitted on behalf of the members of the Compensation Committee:

Fernando Ruiz, Chair

Christopher B. Begley

Lyle Logan

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PROXY STATEMENT	Executive Compensation – Tables

Executive Compensation Tables

2014 SUMMARY COMPENSATION TABLE

This table shows the compensation of DeVry Group’s Chief Executive Officer, Chief Financial Officer and each of the other NEOs for fiscal years 2014, 2013 and 2012, which ended June 30, 2014, June 30, 2013 and June 30, 2012, respectively.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)		Option Awards ($)(3)		Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)		Total ($)
Daniel Hamburger	2014	853,989	1,742,760		1,764,264		1,187,670	132,256	(6)	5,680,939
Chief Executive	2013	835,662	1,601,695	(5)	2,935,450	(5)	764,160	107,443	(6)	6,244,410
Officer and President	2012	848,462	1,337,960		2,625,000	(5)	123,450	112,389	(6)	5,047,261
Timothy J. Wiggins	2014	414,044	373,368		378,140		336,863	55,134		1,557,549
Senior Vice President,	2013	405,385	398,180		370,227		202,515	41,563	(7)	1,417,870
Chief Financial Officer and Treasurer	2012	200,000	889,178		209,870		31,515	29,241	(7)	1,359,804
Susan Groenwald	2014	383,077	387,300		191,552		292,799	44,482		1,299,210
President, Chamberlain College of Nursing	2013	279,325	437,195		127,277		194,274	35,694	(8)	1,073,765

David J. Pauldine	2014	465,691	348,552		352,736		377,027	53,445		1,597,451
President,	2013	455,552	422,997		393,437		165,691	53,198	(9)	1,490,875
DeVry University	2012	456,477	252,735		562,625		88,833	52,818	(9)	1,413,488
Steven Riehs	2014	419,231	248,724		251,996		314,109	50,422		1,284,482
President,	2013	340,012	211,498		196,719		179,118	44,057	(10)	971,404
DeVry Medical International and President, International and Professional Education	2012	335,004	126,575		282,188		68,481	39,130	(10)	851,378

(1)	This column shows the salaries paid by DeVry Group to its NEOs in fiscal years 2014, 2013 and 2012. The following NEOs have elected to defer a portion of their salary under the Nonqualified Deferred Compensation Plan: Mr. Hamburger — $59,779 for 2014, $58,496 for 2013 and $55,023 for 2012; Mr. Wiggins — $10,362 for 2014, $4,070 for 2013 and $0 for 2012; Mr. Pauldine — $27,942 for 2014, $27,333 for 2013 and $27,389 for 2012; Dr. Groenwald — $7,662 for 2014 and $5,587 for 2013; and Mr. Riehs — $12,519 for 2014, $11,948 for 2013 and $8,331 for 2012. Amounts shown are inclusive of these deferrals.

(2)	The amounts reported in the Stock Awards column represent the grant date fair value of awards of both Performance Shares and Full-Value Shares, which is an estimated value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The grant date fair values of the Performance Shares are based on the probable outcome of the performance conditions to which the Performance Shares are subject, and the shares the recipient would receive under such outcome. The number of Performance Shares granted was: Mr. Hamburger — 30,900 in August 2013, 47,040 in August 2012 and 32,240 in August 2011; Mr. Wiggins — 6,620 in August 2013, 10,750 in August 2012 and 2,430 in February 2012; Mr. Pauldine — 6,180 in August 2013, 11,420 in August 2012 and 6,090 in August 2011; Dr. Groenwald — 4,560 in May 2014, 3,350 in August 2013, 9,870 in May 2013 and 3,700 in August 2012; and Mr. Riehs — 4,410 in August 2013, 5,710 in August 2012 and 3,050 in August 2011. Details regarding fiscal year 2014 stock awards can be found in the tables “2014 Grants of Plan-Based Awards” and “2014 Outstanding Equity Awards At Fiscal Year-End.” See “Note 4: Stock-Based Compensation” to DeVry Group’s consolidated financial statements set forth in the Form 10-K for fiscal year 2014, filed with the SEC on August 27, 2014, “Note 3: Stock-Based Compensation” to DeVry Group’s consolidated financial statements set forth in the Form 10-K for fiscal year 2013, filed with the SEC on August 29, 2013, and “Note 3: Stock-Based Compensation” to DeVry Group’s consolidated financial statements set forth in the Form 10-K for fiscal year 2012, filed with the SEC on August 28, 2012 for the assumptions made in the valuations of these awards. The number of Full-Value Shares granted was: Mr. Hamburger — 30,900 in August 2013, 6,850 in February 2013 and 28,230 in August 2012; Mr. Wiggins — 6,620 in August 2013 and 10,750 in August 2012; Mr. Pauldine — 6,180 in August 2013 and 11,420 in August 2012; Dr. Groenwald — 3,350 in August 2013 and 3,700 in August 2012; and Mr. Riehs — 4,410 in August 2013 and 5,710 in August 2012. As described in footnote 5 below, the amount for Mr. Hamburger for fiscal year 2013 includes an award made on February 13, 2013 of 6,850 Full-Value Shares that was intended as a partial “make-whole” replacement award for certain prior stock option awards that were unfulfilled. The grant date fair value of this award was $209,199.

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Executive Compensation – Tables	PROXY STATEMENT

(3)	The amounts reported in the Options Awards column represent the grant date fair value, which is an estimated value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, for fiscal years 2014, 2013 and 2012, of outstanding option awards to each of the NEOs. As further discussed in footnote 5 below, the amounts for Mr. Hamburger for fiscal years 2011 and 2012 were adjusted to reflect the prior unfulfilled stock option awards. The amount for Mr. Hamburger for fiscal year 2013 includes an award of 117,015 Stock Appreciation Rights (“SARs”) made to him on February 13, 2013 as a partial “make-whole” replacement award for the unfulfilled option awards. The grant date fair value of this award was $1,124,955. The amount for Mr. Hamburger for fiscal year 2014 includes an award of 1,050 SARs made to him on August 21, 2013 to fulfill an LTI award that would otherwise have been fulfilled with stock options but for a 150,000 individual stock award limitation in the DeVry Inc. Amended and Restated Incentive Plan of 2005. The grant date fair value of this award was $12,264. See “Note 4: Stock-Based Compensation” to DeVry Group’s consolidated financial statements set forth in the Form 10-K for fiscal year 2014, filed with the SEC on August 27, 2014, “Note 4: Stock-Based Compensation” to DeVry Group’s consolidated financial statements set forth in the Form 10-K for fiscal year 2013, filed with the SEC on August 29, 2013, “Note 3: Stock-Based Compensation” to DeVry Group’s consolidated financial statements set forth in the Form 10-K for fiscal year 2012, filed with the SEC on August 28, 2012, for the assumptions made in the valuations of these awards.

(4)	The MIP compensation reported in this column was earned in fiscal years 2014, 2013 and 2012 and paid in fiscal years 2015, 2014 and 2013, respectively, based upon the MIP guidelines. The NEOs have elected to defer a portion of their MIP compensation under the Nonqualified Deferred Compensation Plan, as follows: Mr. Hamburger — $0 for 2014, $0 for 2013 and $0 for 2012; Mr. Wiggins — $0 for 2014, $0 for 2013 and $3,151 for 2012; Mr. Pauldine — $56,554 for 2014, $24,854 for 2013 and $13,325 for 2012; Dr. Groenwald — $0 for 2014 and $0 for 2013; and Mr. Riehs — $31,411 for 2014, $0 for 2013 and $0 for 2012. Amounts shown are inclusive of these deferrals.

(5)	As a result of certain stock option awards to Mr. Hamburger in fiscal years 2009, 2011, 2012 and 2013 that exceeded the 150,000 share annual award limit set forth in the 2005 Plan, a portion of each stock option award was unfulfilled. In order to make Mr. Hamburger whole for the intended awards that could not be made, the Compensation Committee, on February 13, 2013, granted Mr. Hamburger awards for 117,015 SARs and 6,850 Full-Value Shares. Information about the initial option awards and replacement SAR awards is shown in the following table:

Initial Option Grant Date	# of Options Awarded	Grant Date Fair Value of Initial Option Award	# of Options Unfulfilled	Adjustment to Grant Date Fair Value for Unfulfilled Awards	# of Make-Whole SARs	Grant Date Fair Value of SARs
8/28/2008	195,200	$4,579,392	45,200	$(1,060,392)	45,200	$384,652
8/27/2010	184,100	$3,043,173	34,100	$(563,673)	34,100	$329,406
8/24/2011	170,000	$2,978,500	20,200	$(353,500)	20,200	$209,474
8/29/2012	255,425	$1,943,784	17,515	$(133,289)	17,515	$201,423
			117,015		117,015

The amounts shown in the Option Awards column of the 2014 Summary Compensation Table for fiscal years 2012 and 2013 reflect (i) the adjustment to the initial grant date fair value resulting from the unfulfilled stock options for fiscal year 2012; and (ii) for fiscal year 2013, the aggregate grant date fair value of the SAR awards ($1,124,955), in each case as shown in the above table. The amount shown in the Stock Awards column of the 2014 Summary Compensation Table for fiscal year 2013 includes the $209,199 grant date fair value of the additional 6,850 Full-Value Shares granted on February 13, 2013.

(6)	All other compensation reported for Mr. Hamburger, for fiscal years 2014, 2013 and 2012 respectively, represents (i) DeVry Group’s matching and success sharing contributions credited under the Success Sharing Retirement Plan, $17,303 for 2014, $16,375 for 2013 and $19,679 for 2012; (ii) DeVry Group’s contributions credited under the Nonqualified Deferred Compensation Plan, $72,103 for 2014, $65,405 for 2013 and $74,506 for 2012; (iii) car allowance, $4,083 for 2014, $4,083 for 2013 and $4,240 for 2012; (iv) group life insurance, $1,671 for 2014, $810 for 2013 and $841 for 2012; (v) executive medical benefits, $17,644 for 2014, $10,007 for 2013 and $13,122 for 2012; and (vi) cash dividend equivalent payments on unvested restricted stock units, $19,452 for 2014 and $10,763 for 2013.

(7)	All other compensation reported for Mr. Wiggins, for fiscal years 2014, 2013 and 2012, represents (i) DeVry Group’s matching and success sharing contributions credited under the Success Sharing Retirement Plan, $16,747 for 2014, $12,953 for 2013 and $6,338 for 2012; (ii) DeVry Group’s contributions credited under the Nonqualified Deferred Compensation Plan, $18,918 for 2014 and $7,441 for 2013; (iii) group life insurance, $1,880 for 2014, $1,834 for 2013 and $903 for 2012; (iv) personal financial planning services, $8,000 for 2014, $6,000 for 2013 and $2,000 for 2012; (v) cash dividend equivalent payments on unvested restricted stock units, $9,589 for 2014, $13,335 for 2013; and (vi) a $20,000 signing bonus for 2012.

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PROXY STATEMENT	Executive Compensation – Tables

(8)	All other compensation reported for Dr. Groenwald, for fiscal years 2014 and 2013 represents (i) DeVry Group’s matching and success sharing contributions credited under the Success Sharing Retirement Plan, $18,525 for 2014 and $16,814 for 2013; (ii) DeVry Group’s contributions credited under the Nonqualified Deferred Compensation Plan, $13,936 for 2014 and $8,770 for 2013; (iii) group life insurance, $3,938 for 2014 and $2,646 for 2013; (iv) personal financial planning services, $6,000 for 2014 and $6,000 for 2013; and (v) cash dividend equivalent payments on unvested restricted stock units, $2,083 for 2014 and $1,464 for 2013.

(9)	All other compensation reported for Mr. Pauldine, for fiscal years 2014, 2013 and 2012 respectively, represents (i) DeVry Group’s matching and success sharing contributions credited under the Success Sharing Retirement Plan, $16,862 for 2014, $16,607 for 2013 and $18,326 for 2012; (ii) DeVry Group’s contributions credited under the Nonqualified Deferred Compensation Plan, $22,251 for 2014, $24,898 for 2013 and $23,713 for 2012; (iii) leased car value, $3,917 for 2014, $3,917 for 2013 and $4,068 for 2012; (iv) group life insurance, $3,938 for 2014, $2,095 for 2013 and $1,594 for 2012; (v) executive medical benefits, $3,258 for 2014, $1,798 for 2013 and $5,117 for 2012; and (vi) cash dividend equivalent payments on unvested restricted stock units, $5,013 for 2014 and $3,883 for 2013.

(10)	All other compensation reported for Mr. Riehs, for fiscal years 2014, 2013 and 2012 respectively, represents (i) DeVry Group’s matching and success sharing contributions credited under the Success Sharing Retirement Plan, $18,273 for 2014, $16,653 for 2013 and $17,668 for 2012; (ii) DeVry Group’s contributions credited under the Nonqualified Deferred Compensation Plan, $16,178 for 2014, $12,668 for 2013 and $8,948 for 2012; (iii) car allowance, $6,000 for 2014, $6,000 for 2013 and $6,231 for 2012; (iv) group life insurance, $1,056 for 2014, $795 for 2013 and $784 for 2012; (v) personal financial planning services, $6,000 for 2014, $6,000 for 2013 and $5,500 for 2012; and (vi) cash dividend equivalent payments on unvested restricted stock units, $2,956 for 2014 and $1,941 for 2013.

Employment Agreements

EMPLOYMENT AGREEMENTS WITH MR. HAMBURGER AND OTHER NAMED EXECUTIVE OFFICER

DeVry Group has entered into employment agreements with each of its CEO and each of its other NEOs, which are described on page 40 under the caption “Employment Agreements.”

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Executive Compensation – Tables	PROXY STATEMENT

2014 GRANTS OF PLAN-BASED AWARDS

This table sets forth information for each NEO with respect to (1) estimated future payouts under non-equity incentive plan awards that could have been earned for fiscal year 2014, (2) estimated future payouts under equity incentive plan awards granted in fiscal year 2014, (3) stock options (and SARs to Daniel Hamburger) granted in fiscal year 2014 and (4) Full-Value Shares granted in fiscal year 2014.

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)						All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(13)		Exercise or Base Price of Option Awards ($/sh)(14)	Grant Date Fair Value of Stock and Option Awards(15)
Grant Date	Threshold ($)(3)	Target ($)(4)	Maximum ($)(5)	Threshold (#)		Target (#)		Maximum (#)
Daniel M. Hamburger
	429,174	858,348	1,716,696
8/21/2013				24,720	(6)	30,900	(7)	37,080	(8)					$867,672
8/21/2013											151,050	(9)	$28.32	$1,764,264
8/21/2013										30,900			$28.32	$875,088
Timothy J. Wiggins
	124,847	249,695	499,389
8/21/2013				5,296	(6)	6,620	(7)	7,944	(8)					$185,890
8/21/2013											32,375		$28.32	$378,140
8/21/2013										6,620			$28.32	$187,478
Susan Groenwald
	95,877	191,754	383,507
8/21/2013				2,680	(6)	3,350	(7)	4,020	(8)					$94,068
5/08/2014				2,280	(10)	4,560	(11)	9,120	(12)					$198,360
8/21/2013											16,400		$28.32	$191,552
8/21/2013										3,350			$28.32	$94,872
David J. Pauldine
	163,733	327,465	654,930
8/21/2013				4,944	(6)	6,180	(7)	7,416	(8)					$173,534
8/21/2013											30,200		$28.32	$352,736
8/21/2013										6,180			$28.32	$175,018
Steven Riehs
	127,500	255,000	510,000
8/21/2013				3,528	(6)	4,410	(7)	5,292	(8)					$123,833
8/21/2013											21,575		$28.32	$251,996
8/21/2013										4,410			$28.32	$124,891

(1)	Payouts under the MIP were based on performance in fiscal year 2014. Therefore, the information in the “Threshold”, “Target” and “Maximum” columns reflect the range of potential payouts when the performance goals were set on August 20, 2014. The amounts actually paid under the MIP for fiscal year 2014 appear in the “Non-Equity Incentive Plan Compensation” column of the 2014 Summary Compensation Table.

(2)	Performance-based restricted stock units, referred to within DeVry Group as “Performance Shares”, were, with the exception of Performance Shares granted to Dr. Groenwald on May 8, 2014, issued as part of the fiscal year 2014 annual incentive award under the DeVry Inc. Amended and Restated Incentive Plan of 2005. Performance Shares granted to Dr. Groenwald on May 8, 2014 were under the DeVry Education Group Second Amended and Restated incentive Plan of 2013. Performance Shares are paid out at the end of the three-year performance period if certain performance goals are achieved.

(3)	Pursuant to the MIP, performance below a performance goal threshold will result in no payment with respect to that performance goal. If a performance goal threshold is met or exceeded, then the performance would result in a payment ranging from the threshold amount (50% of the target) to the maximum amount (200% of target) for such performance goal, depending upon the level at which the performance goal had been attained.

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PROXY STATEMENT	Executive Compensation – Tables

(4)	The amount shown in this column represents the target incentive payment under the MIP, which is calculated as a set percentage of base salary.

(5)	Pursuant to the MIP, the amount shown in this column represents the maximum incentive payment, 200% of the Target.

(6)	At the end of the three-year performance period, participants can earn a threshold of 80% of the target number of Performance Shares if threshold level performance is attained during the three-year performance period for each of the academic-focused student outcome goals established for each institution. If performance is below threshold for any individual academic focused student outcome measures, 0% of the Performance Shares will vest for that component of the awards. Straight line interpolation will be used to determine achievement between threshold and target. A minimum of 5% three-year average Return on Invested Capital (“ROIC”) must be attained during fiscal year 2014-2016 or no Performance Shares will vest whatsoever, regardless of the academic-focused student outcome performance.

(7)	At the end of the three-year performance period, participants can earn 100% of the target number of Performance Shares if target level performance is attained during the three-year performance period for each of the academic-focused student outcome goals established for each institution. A minimum of 5% three-year average ROIC must be attained during fiscal year 2014-2016 or no Performance Shares will vest whatsoever, regardless of the academic-focused student outcome performance.

(8)	At the end of the three-year performance period, participants can earn a maximum of 120% of the target number of Performance Shares if maximum level performance is attained during the three-year performance period for each of the academic-focused student outcome goals established for each institution. If performance is at or above maximum for any individual academic focused student outcome measures, 120% of the Performance Shares will vest for that component of the awards. Straight line interpolation will be used to determine achievement between target and maximum. A minimum of 5% three-year average ROIC must be attained during fiscal year 2014-2016 or no Performance Shares will vest whatsoever, regardless of the academic-focused student outcome performance.

(9)	Includes 1,050 stock settled SARs.

(10)	At the end of the three-year performance period, Dr. Groenwald can earn a threshold of 50% of the target number of Performance Shares if threshold level performance is attained during the three-year performance period for each of the performance goals established for Chamberlain College of Nursing. If performance is below threshold for any individual performance measure, 0% of the Performance Shares will vest for that component of the awards. Straight line interpolation will be used to determine achievement between threshold and target. The performance period for these awards is fiscal year 2015 – 2017. The performance measures are 50% weighted on Chamberlain College of Nursing’s revenue growth during this period and 50% weighted on Chamberlain College of Nursing’s operating income growth during this period.

(11)	At the end of the three-year performance period, Dr. Groenwald can earn 100% of the target number of Performance Shares if target level performance is attained during the three-year performance period for each of the performance goals established for Chamberlain College of Nursing.

(12)	At the end of the three-year performance period, Dr. Groenwald can earn a maximum of 200% of the target number of Performance Shares if maximum level performance is attained during the three-year performance period for each of the performance goals established for Chamberlain College of Nursing. If performance is at or above maximum for any individual performance measure, 200% of the Performance Shares will vest for that component of the awards. Straight line interpolation will be used to determine achievement between target and maximum.

(13)	Stock option awards on August 21, 2013 were issued as part of the annual incentive award under the DeVry Inc. Amended and Restated Incentive Plan of 2005, which become exercisable at 25% per year for four years beginning on the first anniversary of the date of grant and have a maximum term of ten years.

(14)	All options granted to the NEOs on August 21, 2013 have an exercise price equal to the closing sales price of the Common Stock on the date of grant.

(15)	This column shows the grant date fair value of Performance Shares (assuming payout at target value) and stock options granted to each of the NEOs in fiscal year 2014, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, which was $11.68 for stock options and $28.08 for Performance Shares granted to the NEOs on August 21, 2013, and $43.50 for Performance Shares granted to Dr. Groenwald on May 8, 2014. Also see “Note 4: Stock-Based Compensation” to the Consolidated Financial Statements contained in DeVry Group’s Annual Report on Form 10-K for the year ended June 30, 2014, filed with the SEC on August 27, 2014, for an explanation of the assumptions made by DeVry Group in the valuation of stock option awards.

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Executive Compensation – Tables	PROXY STATEMENT

2014 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

This table sets forth information for each NEO with respect to (i) each grant of options and SARs to purchase DeVry Group Common Stock that was made at any time, has not yet been exercised, and remained outstanding at June 30, 2014 and (ii) unvested Full-Value Shares and Performance Shares as of June 30, 2014.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(7)	Market Value of Shares or Units of Stock That Have Not Vested ($)(8)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(10)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(11)
Daniel Hamburger	45,750	(1)	0		21.62	10/03/2016
	50,000	(1)	0		28.80	02/06/2017
	107,104	(1)	0	(1)	34.53	08/31/2017
	150,000	(2)(4)	0	(2)(4)	51.23	08/28/2018
	45,200	(5)	0	(5)	51.23	08/28/2018
	116,425	(2)	0	(2)	52.28	08/28/2019
	112,137	(2)(4)	37,863	(2)(4)	38.71	08/27/2020
	25,938	(5)	8,162	(5)	38.71	08/27/2020
	74,856	(2)(4)	75,144	(2)(4)	41.87	08/24/2021
	10,244	(5)	9,956	(5)	41.87	08/24/2021
	4,473	(5)	13,042	(5)	30.54	08/29/2022
	58,134	(2)(4)	179,776	(2)(4)	18.60	08/29/2022
	0		1,050	(6)	28.32	08/21/2023

	0		150,000	(2)	28.32	08/21/2023	57,211	2,422,314	(9)	110,180	4,665,021
Timothy J. Wiggins	6,787	(2)	6,787	(2)	36.99	02/24/2022

	12,162	(2)	36,488	(2)	18.60	08/29/2022

	0		32,375	(2)	28.32	08/21/2023	25,498	1,079,585		19,800	838,332
Susan Groenwald	2,000	(1)	0		19.45	01/03/2016
	900	(1)	0		21.62	10/03/2016
	2,000	(1)	0		34.53	08/31/2017
	1,525	(2)	0		51.23	08/28/2018
	2,500	(2)	0		52.28	08/28/2019
	5,362	(2)	1,788	(2)	38.71	08/27/2020
	3,975	(2)	3,975	(2)	41.87	08/24/2021
	4,181	(2)	12,544	(2)	18.60	08/29/2022
	0		16,400		28.32	08/21/2023	6,125	259,333		22,980	972,973
David J. Pauldine	16,948	(1)	0		34.53	08/31/2017
	25,625	(2)	0		51.23	08/28/2018
	18,200	(2)	0		52.28	08/28/2019
	22,237	(2)	7,413	(2)	38.71	08/27/2020
	16,075	(2)	16,075	(2)	41.87	08/24/2021
	0		38,775	(2)	18.60	08/29/2022
	0		30,200	(2)	28.32	08/21/2023	14,745	624,303		23,690	1,003,034
Steven Riehs	4,955	(1)	0		21.62	10/03/2016
	9,036	(1)	0	(1)	34.53	08/31/2017
	15,025	(2)	0	(2)	51.23	08/28/2018
	11,650	(2)	0	(2)	52.28	08/28/2019
	13,068	(2)	4,357	(2)	38.71	08/27/2020
	8,062	(2)	8,063	(2)	41.87	08/24/2021
	6,462	(2)	19,388	(2)	18.60	08/29/2022
	0		21,575	(2)	28.32	08/21/2023	8,693	368,062		13,170	557,618

(1)	Options vest 20% per year over the first five years of the 10-year option term.

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PROXY STATEMENT	Executive Compensation – Tables

(2)	Options vest 25% per year over the first four years of the 10-year option term.

(3)	All options were granted at market value on the date of grant based on the closing market price of the Common Stock for such date as reported in The Wall Street Journal.

(4)	The option information reflects the outstanding options after adjustment to reflect the unfulfilled options that were initially granted.

(5)	On February 13, 2013, Mr. Hamburger was granted 117,015 SARs. The applicable vesting schedule for the unvested SARs and the expiration dates for all SARs are as follows: (i) 8,162 vest on August 27, 2014 and all expire on August 27, 2020; (ii) 5,122 vest on August 24, 2014 and 4,834 vest August 24, 2015 and all expire on August 24, 2021; and (iii) 4,473 vest on each of August 29, 2014 and 2015, 4,096 vest on August 29, 2016 and all expire on August 29, 2022.

(6)	Represents stock-settled SARs, which vest 25% per year over the first four years a 10-year term and were granted in lieu of options on August 23, 2013 because the 150,000 individual option grant limitation set forth in the DeVry Inc. Amended and Restated Incentive Plan of 2005 had been met.

(7)	Represents Full-Value Shares, 25% of which vest on each of the first four anniversaries of the date of grant.

(8)	Represents the value derived by multiplying the number of shares of Common Stock covered by Full-Value Shares granted by $42.34 (the closing market price of DeVry Group’s Common Stock as reported in The Wall Street Journal for June 30, 2014).

(9)	This amount includes 6,850 Full-Value Shares granted to Mr. Hamburger on February 13, 2013 as a partial “make-up” replacement award for certain stock option awards that were unfulfilled.

(10)	Represents all Performance Share awards held by the NEOs as of June 30, 2014, which vest on August 24, 2014, August 29, 2015 or August 21, 2016.

(11)	Represents the value derived by multiplying the number of shares of Common Stock covered by the Performance Shares by $42.34 (the closing market price of DeVry Group’s Common Stock as reported in The Wall Street Journal for June 30, 2014). The value provided assumes a Performance Share payout at target value.

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Executive Compensation – Tables	PROXY STATEMENT

2014 OPTION EXERCISES AND STOCK VESTED

This table sets forth information concerning (1) the exercise during fiscal year 2014 of options to purchase shares of Common Stock by each of the NEOs, (2) the dollar amount realized on exercise of the exercised options, (3) the vesting during fiscal year 2014 of Performance Shares, and (4) the dollar amount realized on vesting of Performance Shares.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Daniel M. Hamburger	32,896	639,633	50,613	1,468,345
Timothy J. Wiggins	0	0	8,095	305,660
Susan Groenwald	0	0	2,844	83,364
David J. Pauldine	71,457	1,148,510	9,599	280,207
Steven Riehs	3,184	51,233	5,387	156,999

(1)	Value Realized on Exercise. If the exercise was executed as part of a cashless transaction where the shares acquired were immediately sold, this represents the difference between the sales price of the shares acquired and the option exercise price multiplied by the number of shares of Common Stock covered by the options exercised. If the exercise was executed as part of a buy and hold transaction, this represents the difference between the closing market price of the Common Stock as reported in The Wall Street Journal for the date of exercise of the option and the option exercise price multiplied by the number of shares of Common Stock covered by the options held.

(2)	Value Realized on Vesting. For each NEO, other than Mr. Wiggins and Dr. Groenwald, these amounts represent Performance Shares originally granted in August 2010 that vested in fiscal year 2014. For Mr. Wiggins, these amounts represent Full-Value Shares originally granted in February 2012 that vested in February 2014. For each NEO, these amounts also represent Full-Value Shares originally granted in August 2012 that vested in August 2013. For Mr. Hamburger, these amounts also represent Fully-Value Shares originally granted in February 2013 that vested in February 2014. For Dr. Groenwald, these amounts also represent Full-Value Shares originally granted in August 2009 that vested in August 2013. The value represents the closing market price of the Common Stock as reported in The Wall Street Journal for the date of vesting.

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PROXY STATEMENT	Executive Compensation – Tables

2014 NONQUALIFIED DEFERRED COMPENSATION

This table sets forth the contributions by each NEO and DeVry Group for fiscal year 2014, the earnings accrued on each NEO’s account balance in 2014 and the account balance at June 30, 2014 under the Nonqualified Deferred Compensation Plan.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Employer Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings/ (Loss) in Last Fiscal Year ($)(3)	Aggregate Balance at Last Fiscal Year End ($)(4)
Daniel Hamburger	59,779	72,103	218,737	1,450,145
Timothy J. Wiggins	10,362	18,918	4,295	50,645
Susan Groenwald	7,662	13,936	3,695	42,875
David J. Pauldine	52,795	22,251	48,100	759,951
Steven Riehs	12,519	16,138	34,097	243,718
(1)	Executive Contributions in Last Fiscal Year. The amount of executive contributions made by each NEO and reported in this column is included in each NEO’s compensation reported on the 2014 Summary Compensation Table, either in the “Salary” or “Non-Equity Incentive Plan Compensation” column. See footnotes 1 and 3 of the 2014 Summary Compensation Table for specific deferrals made by each NEO.

(2)	Employer Contributions in Last Fiscal Year. The amount of DeVry Group contributions made and reported in this column is included in each NEO’s compensation reported on the 2014 Summary Compensation Table in the “All Other Compensation” column.

(3)	Aggregate Earnings/(Loss) in Last Fiscal Year. These amounts represent the earnings in the Nonqualified Deferred Compensation Plan for fiscal year 2014. These amounts are not reported in the 2014 Summary Compensation Table.

(4)	Aggregate Balance at Last Fiscal Year End. The aggregate balance as of June 30, 2014 reported in this column for each NEO reflects amounts that either are currently reported or were previously reported as compensation in the 2014 Summary Compensation Table for current or prior years, except for the aggregate earnings on deferred compensation.

DEFERRED COMPENSATION PLAN

The Nonqualified Deferred Compensation Plan covers Directors and selected key colleagues approved for participation by the Compensation Committee. All of the NEOs are eligible to participate in the Plan. Under the Nonqualified Deferred Compensation Plan as it applies to colleagues, participants may make an advance election to defer up to 50% of salary and up to 100% of annual cash incentive (MIP) compensation until termination of service with DeVry Group or certain other specified dates. DeVry Group credits matching contributions to participants’ accounts under the Nonqualified Deferred Compensation Plan to the extent they have elected to defer the maximum amount under DeVry Group’s Success Sharing Retirement Plan and their matching contributions to the Success Sharing Retirement Plan are limited by applicable Internal Revenue Code provisions. DeVry Group may also credit participants’ accounts with discretionary success sharing contributions. Participants are fully vested in their own deferral and matching contributions, plus earnings, and will vest in discretionary contributions, if any, as determined by the Compensation Committee. Participants may elect to have their Nonqualified Deferred Compensation Plan accounts credited with earnings based on various investment choices made available by the Compensation Committee for this purpose. Participants may elect to have account balances paid in a lump sum or in installments. Distributions are generally made or commence in January of the year following termination of employment (but not earlier than six months after termination) or January of the year in which the specified payment date occurs. In the event of death before benefits commence, participants’ accounts will be paid to their beneficiaries in a lump sum.

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Executive Compensation – Tables	PROXY STATEMENT

2014 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

DeVry Group provides benefits to certain of the NEOs upon termination of employment from DeVry Group in specific circumstances. These benefits are in addition to the benefits to which these NEOs would be entitled upon a termination of employment generally (i.e., vested retirement benefits accrued as of the date of termination, stock-based awards that are vested as of the date of termination and the right to elect continued health coverage pursuant to COBRA). In addition, DeVry Group’s equity compensation plans and the stock award agreements used to implement them provide for accelerated vesting of outstanding stock awards in the event of a change in control of DeVry Group, regardless of whether a termination of employment occurs.

Employment Agreements

MR. HAMBURGER

The employment agreement of Mr. Hamburger was effective as of November 15, 2006, in connection with his assumption of the duties of President and Chief Executive Officer of DeVry Group. The employment agreement provides that either party may terminate Mr. Hamburger’s employment upon 180 days’ advance notice, except that DeVry Group may terminate his employment immediately for any reason, Mr. Hamburger may terminate his employment immediately for “good reason”, and his employment will automatically terminate immediately in the event of death or disability. The agreement provides the following severance benefits:

•	If a change in control of DeVry Group has not occurred and Mr. Hamburger’s employment is terminated for reasons other than by DeVry Group for “cause” or due to retirement at age 65, he is entitled to an immediate payment equal to 12 times his monthly base salary.

•	If at any time Mr. Hamburger terminates his employment for “good reason,” he is entitled to an immediate payment equal to 12 times his monthly base salary.

•	If DeVry Group terminates Mr. Hamburger’s employment following a change in control of DeVry Group, he is entitled to the following:

i. an immediate payment equal to 24 times his monthly base salary;

ii. an immediate payment equal to a pro rata portion of the average MIP award paid to him for the two years prior to his termination; and

iii. immediate vesting of all outstanding stock options.

For purposes of the agreement:

(i) “cause” means Mr. Hamburger’s conviction of a felony or a crime involving monies, other property, fraud or embezzlement; (ii) “good reason” exists if Mr. Hamburger is not accorded the duties and responsibilities described in the agreement, if his duties or responsibilities are materially or substantially reduced, if he is not paid amounts owed under the agreement within 10 days’ notice to DeVry Group, or if DeVry Group otherwise breaches the agreement; (iii) “disability” means a physical or mental disability that causes Mr. Hamburger to be unable to perform his duties under the agreement for a period of 180 days; and (iv) “change in control” means a sale of substantially all of DeVry Group’s assets or the acquisition by another entity of a majority of DeVry Group’s Common Stock.

MR. PAULDINE, DR. GROENWALD, MR. RIEHS AND MR. WIGGINS

DeVry Group entered into substantially similar employment arrangements with Mr. Wiggins on December 14, 2011 (effective January 3, 2012), with Mr. Pauldine on October 12, 2009, with Dr. Groenwald on September 1, 2011 and with Mr. Riehs on May 17, 2013. These employment agreements provide, among other things, that if the NEO’s employment with DeVry Group is terminated by DeVry Group without “cause” or by the NEO with “good reason” and the NEO executes a release of claims, then the NEO will be entitled to the following benefits:

•	in the cases of Messrs. Wiggins, Pauldine and Riehs one and one-half times the sum of the NEO’s base salary plus “MIP target,” payable in 18 equal monthly payments and in the case of Dr. Groenwald one times the sum of the NEO’s base salary plus “MIP target” payable in 12 equal monthly payments;

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PROXY STATEMENT	Executive Compensation – Tables

•	a pro-rated “MIP award” (if employed for at least six months in the fiscal year during which termination occurs) based on actual performance for the relevant fiscal year paid in a lump sum at the time MIP awards are paid to other colleagues;

•	in the cases of Messrs. Wiggins, Pauldine and Riehs, 18 months of continued health benefit plan coverage at active employee rates following the termination date, and in the case of Dr. Groenwald, 12 months of continued health benefit plan coverage at active colleague rates following the termination date; and

•	access to, in the case of Messrs. Wiggins, Pauldine and Riehs a nine-month, in the case of Dr. Groenwald a six-month, senior executive level outplacement program at DeVry Group’s sole expense.

In the case of Mr. Pauldine, Mr. Riehs and Mr. Wiggins, their employment arrangements also provide that if their termination occurs after the day that is 18 months prior to their 55th birthday they will be treated as having been terminated due to “retirement” for purposes of all outstanding stock options and other equity awards that include a definition of the term “retirement,” including both those outstanding on the date of the employment agreement and those thereafter granted.

In addition, the employment arrangements provide that if the NEO’s employment with DeVry Group is terminated by DeVry Group without “cause” or by the NEO with “good reason” during a “change in control period” and the NEO executes a release of claims, then the NEO will be entitled to the following benefits:

•	in the cases of Messrs. Wiggins, Pauldine and Riehs two times the sum of the NEO’s base salary plus “MIP target,” payable in 24 equal monthly payments and in the case of Dr. Groenwald one and one half times the sum of the NEO’s base salary plus “MIP target” payable in 18 equal monthly installments;

•	a pro-rated “MIP award” (if employed for at least six months in the fiscal year during which termination occurs) based on actual performance paid in a lump sum at the time MIP awards are paid to other employees;

•	in the cases of Messrs. Wiggins, Pauldine and Riehs 24 months of continued health benefit plan coverage at active employee rates following the termination date and in the case of Dr. Groenwald 18 months of continued health benefit plan coverage at active employee rates following the termination date; and

•	in the cases of Messrs. Wiggins, Pauldine and Riehs access to a 12 month senior executive level outplacement program at DeVry Group’s sole expense and in the case of Dr. Groenwald access to a 9 month senior executive level outplacement program at DeVry Group’s sole expense.

For purposes of these employment agreements:

(i) “cause” means (A) the commission of a felony or other crime involving moral turpitude or the commission of any other act or omission involving misappropriation, dishonesty, fraud, illegal drug use or breach of fiduciary duty, (B) willful failure to perform duties as reasonably directed by the CEO or the CEO’s designee, (C) the NEO’s gross negligence or willful misconduct with respect to the performance of the NEO’s duties under the employment agreement, (D) obtaining any personal profit not fully disclosed to and approved by DeVry Group’s Board of Directors in connection with any transaction entered into by, or on behalf of, DeVry Group, or (E) any other material breach of the employment agreement or any other agreement between the NEO and DeVry Group;

(ii) “change in control period” means the period commencing on the date of a “Change in Control” (as defined in the DeVry Inc. Amended and Restated Incentive Plan of 2005) and ending on the 12-month anniversary of such date; (iii) “good reason” means, without the NEO’s consent, (A) material diminution in title, duties, responsibilities or authority, (B) reduction of base salary, MIP target or colleague benefits except for across-the-board changes for executives at the NEO’s level, (C) exclusion from executive benefit/compensation plans, (D) material breach of the employment agreement that DeVry Group has not cured within 30 days after the NEO has provided DeVry Group notice of the material breach which shall be given within 60 days of the NEO’s knowledge of the occurrence of the material breach, or (E) resignation in compliance with securities, corporate governance or other applicable law (such as the US Sarbanes-Oxley Act) as specifically applicable to the NEO; (iv) “MIP award” means the amount actually granted the NEO under the MIP, as in effect from time to time, upon the achievement of specific DeVry Group-wide and personal performance goals of the NEO that will be determined each fiscal year by the NEOs direct supervisor and/or the Compensation Committee as necessary and appropriate to comply with DeVry Group policy; and (v) “MIP target” means the percentage of the NEO’s base salary established as the target under the MIP, as adjusted from time to time.

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Executive Compensation – Tables	PROXY STATEMENT

EQUITY AWARD PLANS

The equity award agreements under which options, SARs, Performance Shares and Full-Value Shares are held by colleagues, including the NEOs, provide for the immediate vesting of unvested options and Full-Value Shares and of Performance Shares at the target levels in the event of a change in control of DeVry Group. The provisions of the equity award agreements under which options, SARs, Performance Shares and Full-Value Shares were granted to employees, including the NEOs, provide the following:

•	If the participant’s employment is terminated due to death or disability (as defined in the agreement), options and SARs will become fully vested and exercisable for the remaining term of the option, Full-Value Shares will fully vest, and Performance Shares will continue to vest in accordance with their terms.

•	If the participant’s employment terminates due to mutual agreement, the participant will be credited with one additional year of service for the purpose of determining vesting of options, SARs and Full-Value Shares, and the options and SARs will be exercisable until the earlier of one year from termination or the expiration of the term of the option.

•	If the participant’s employment terminates due to retirement, options and SARs will continue to vest and be exercisable, and Full-Value Shares and Performance Shares will continue to vest in accordance with their respective terms. Retirement means the participant’s termination without cause after age 55 when the sum of his or her age and full years of service equals or exceeds 65.

2014 Potential Severance Payments

The tables set forth below quantify the additional benefits as described above that would be paid to each NEO under the following termination of employment or change in control events, had such an event occurred on June 30, 2014.

TERMINATION OF EMPLOYMENT — NO CHANGE IN CONTROL

Name:	Daniel Hamburger	Timothy J. Wiggins	Susan Groenwald	David J. Pauldine	Steven Riehs
Salary:	$858,348	$624,237	$400,000	$701,711	$637,500
MIP Target Amount:	0	374,542	200,000	491,197	382,500
Pro-Rated MIP:	0	336,863	292,799	377,027	314,109
Continued Health Coverage:	0	20,375	4,785	20,375	20,375
Outplacement Services:	0	22,500	15,000	22,500	22,500
TOTAL	$858,348	$1,378,517	$912,584	$1,612,810	$1,376,984

TERMINATION OF EMPLOYMENT FOLLOWING A CHANGE IN CONTROL

Name:	Daniel Hamburger	Timothy J. Wiggins	Susan Groenwald	David J. Pauldine	Steven Riehs
Salary:	$1,716,696	$ 832,316	$ 600,000	$ 935,614	$850,000
MIP Target Amount:	0	499,390	300,000	654,929	510,000
Pro-Rated MIP:	975,915	336,863	292,799	377,027	314,109
Continued Health Coverage:	0	27,167	7,178	27,167	27,167
Outplacement Services:	0	30,000	22,500	30,000	30,000
Value of Vesting of Unvested Stock Options, Performance Shares and Full-Value Shares(1):	12,923,888	3,205,765	1,726,047	2,833,824	1,621,960
TOTAL:	$15,616,499	$4,931,501	$2,948,524	$4,858,562	$3,353,236

(1)	The outstanding equity awards vest upon a change of control. The value of the options and SARs is based on the difference between the exercise price and $42.34 (the closing market price of the Common Stock for June 30, 2014 as reported in The Wall Street Journal). The value of the Performance Shares and Full-Value Shares is based on the closing market price of the Common Stock for June 30, 2014 as reported in The Wall Street Journal. Performance Shares vest at the target level.

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PROXY STATEMENT	Executive Compensation – Tables

CHANGE IN CONTROL — NO TERMINATION OF EMPLOYMENT

Name:	Daniel Hamburger	Timothy J. Wiggins	Susan Groenwald	David J. Pauldine	Steven Riehs
Value of Vesting of Unvested Stock Options, Performance Shares and Full-Value Shares(1):	$12,923,888	$3,205,765	$1,726,047	$2,833,824	$1,621,960

(1)	The value of the unvested stock options and SARs is based on the difference between the exercise price and $42.34 (the closing market price of the Common Stock for June 30, 2014 as reported in The Wall Street Journal). The value of Performance Shares and Full-Value Shares is based on the closing market price of the Common Stock for June 30, 2014 as reported in The Wall Street Journal. Performance Shares vest at target level.

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Executive Compensation – Equity Compensation Plans	PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION

DeVry Group currently maintains four equity compensation plans: the 1999 Stock Incentive Plan, the 2003 Stock Incentive Plan, the DeVry Inc. Amended and Restated Incentive Plan of 2005 and the DeVry Education Group Inc. Second Amended and Restated incentive Plan of 2013. DeVry Group’s shareholders have approved each of these plans.

The following table summarizes information, as of June 30, 2014, relating to these equity compensation plans under which DeVry Group’s Common Stock is authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, awards, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, awards, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(2)
Equity compensation plans approved by security holders	4,588,142	$33.09	5,801,435
Equity compensation plans not approved by security holders	—	—	—
Total	4,588,142	$33.09	5,801,435

(1)	The number shown in column (a) is the number of shares that may be issued upon exercise of outstanding options or SARs and other equity awards granted under the shareholder-approved 1999 Stock Incentive Plan (53,465 shares), 2003 Stock Incentive Plan (633,185 shares), the DeVry Inc. Amended and Restated Incentive Plan of 2005 (3,854,302 shares) and the DeVry Education Group Inc. Second Amended and Restated Incentive Plan of 2013 (47,190).

(2)	The number shown in column (c) is the number of shares that may be issued upon exercise of options and SARs granted in the future under the DeVry Inc. Incentive Plan of 2005 or the DeVry Education Group Inc. Second Amended and Restated Incentive Plan. All of the shares remaining available for the grant of future awards of options, warrants and rights are available under the DeVry Inc. Amended and Restated Incentive Plan of 2005 or the DeVry Education Group Inc. Second Amended and Restated Incentive Plan. No new awards may be granted under the 1994 Stock Incentive Plan, 1999 Stock Incentive Plan, the 2003 Stock Incentive Plan or the DeVry Inc. Amended and Restated Incentive Plan of 2005.

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PROXY STATEMENT	Director Compensation

2014 DIRECTOR COMPENSATION

Non-employee Directors receive an annual retainer of $70,000, paid quarterly. In addition, the Board Chair receives an annual retainer of $120,000. The Chair of the Audit and Finance Committee receives an additional annual retainer of $20,000, the Chair of the Compensation Committee receives an additional retainer of $15,000 and the chairs of each of the other committees receive an additional annual retainer of $5,000 for their roles as committee chairs. Directors are reimbursed for any reasonable and appropriate expenditures attendant to Board membership.

Under the DeVry Education Group Inc. Nonqualified Deferred Compensation Plan, a Director may elect to defer all or a portion of the cash retainer. Any amount so deferred is, at the Director’s election, valued as if invested in various investment choices made available by the Compensation Committee for this purpose, and is payable in cash in installments, or as a lump-sum on or after termination of service as a Director, or at a later date specified by the Director.

As long-term incentive compensation for Directors, each Non-employee Director received restricted stock units commonly referred to at DeVry as “Full-Value Shares” with an approximate value of $100,000 directly following the 2013 Annual Meeting of Shareholders. Each Full-Value Share represents the right to receive one share of DeVry Education Group Common Stock following the satisfaction of the vesting period. The Full-Value Shares granted in November 2013 vest will vest 100% upon their one-year anniversary. Prior to fiscal year 2010, Directors received stock options as long-term incentive compensation.

This table discloses all director compensation provided in fiscal year 2014 to the Directors of DeVry Group (other than Mr. Hamburger who received no compensation for his service as a Director).

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Christopher B. Begley	70,000	99,848	169,848
David S. Brown	70,000	99,848	169,848
Connie R. Curran(3)	185,250	99,848	285,098
Darren R. Huston(4)	70,000	99,848	169,848
William T. Keevan (5)	45,000	99,848	144,848
Lyle Logan	75,000	99,848	174,848
Alan G. Merten(6)	91,000	99,848	190,848
Fernando Ruiz(7)	100,000	99,848	199,848
Harold T. Shapiro	95,000	0	95,000
Ronald L. Taylor(8)	123,000	99,848	222,848
Lisa W. Wardell(9)	133,000	99,848	232,848
(1)	Includes all retainer fees paid or deferred pursuant to the DeVry Education Group Inc. Nonqualified Deferred Compensation Plan.

(2)	The amounts reported in the Stock Awards column represent the grant date fair value of 2,800 Full-Value Shares granted on November 6, 2013 to each of the Directors named above, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Also see “Note 4 Stock-Based Compensation” to DeVry Group’s consolidated financial statements set forth in the Form 10-K for fiscal year 2014, filed with the SEC on August 27, 2014, for the assumptions made in determining the valuations of these awards. The number of Full-Value Shares granted to each of the Directors named above was determined by dividing $100,000 by $35.66, which represents the fair market value of a share of Common Stock on the November 6, 2013 date of award, and rounding to the nearest 10 shares.

(3)	This amount includes $22,750 in cash Dr. Curran received as compensation for her service as a Director on the board of trustees on two of DeVry Group’s institutions.

(4)

Mr. Huston elected to defer 100% of his director fees for calendar year 2013 into the DeVry Education Group Inc. Nonqualified Deferred Compensation Plan and did not elect to defer any of his fees in calendar year 2014. In connection with his resignation as a director on July 7, 2014, and pursuant to the terms of his Full-Value Share award granted on November 6, 2013, Mr. Huston and DeVry Group entered into an agreement accelerating the vesting of his November 2013 Full-Value Share award. The

56

Director Compensation	PROXY STATEMENT

Compensation Committee approved such acceleration in recognition of Mr. Huston’s continued Board service despite his significant increased demands as the recently named President and CEO of The Priceline Group.

(5)	Mr. Keevan resigned as a director on November 20, 2013 due to competing professional demands. Reported stock awards were subject to a one year vesting period and, as a result of his resignation, did not vest.

(6)	This amount includes $16,000 in cash Dr. Merten received as compensation for his services as a Director on the board of trustees of a DeVry Group institution.

(7)	This amount includes $15,000 in cash Mr. Ruiz received as compensation for his services as a Director on the board of trustees of a DeVry Group institution.

(8)	This amount includes $53,000 in cash Mr. Taylor received as compensation for his service as a Director on the board of trustees of two of DeVry Group’s institutions.

(9)	Ms. Wardell elected to defer 50% of her director fees for calendar year 2013 and 20% of her director fees in calendar year 2014 into the DeVry Education Group Inc. Nonqualified Deferred Compensation Plan. This amount includes $53,000 in cash Ms. Wardell received as compensation for her service as a Director on the boards of trustees of two of DeVry Group’s institutions.

This table discloses the aggregate number of option and Full-Value Share awards outstanding at June 30, 2014 for each of the Directors (other than Mr. Hamburger who received no Full-Value Share awards for his service as a Director). These figures represent both Full-Value Share awards as well as stock option awards made prior to August 2009 when the Board discontinued its practice of granting stock options to Directors in favor of awards of Full-Value Shares upon their election or re-election to the Board.

Name	Options Outstanding (#)	Full-Value Shares Outstanding (#)
Christopher B. Begley	0	6,285
David S. Brown	6,500	6,285
Connie R. Curran	875	6,285
Darren R. Huston	0	6,285
William T. Keevan	8,660	3,485
Lyle Logan	3,500	6,285
Alan G. Merten	0	5,414
Fernando Ruiz	12,500	6,285
Harold T. Shapiro	5,000	3,485
Ronald L. Taylor(1)	206,875	6,285
Lisa W. Wardell	3,500	6,285
(1)	Includes options granted for his prior service as a senior executive of DeVry Group.

57

PROXY STATEMENT	Proposal No. 2 — Ratification of Independent Registered Public Accounting Firm

PROPOSAL NO. 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Finance Committee of the Board of Directors has reappointed PricewaterhouseCoopers LLP, as its independent registered public accounting firm for DeVry Group and its subsidiaries for fiscal year 2015. The Board of Directors recommends to the shareholders that the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for DeVry Group and its subsidiaries be ratified. If the shareholders do not ratify the selection of PricewaterhouseCoopers LLP, the selection of independent registered public accounting firm will be reconsidered by the Audit and Finance Committee. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions from shareholders.

APPROVAL BY SHAREHOLDERS

The ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for DeVry Group for fiscal year 2015 will require the affirmative vote of a majority of the shares of Common Stock of DeVry Group outstanding on the record date. Unless otherwise indicated on the proxy, the shares will be voted FOR ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for DeVry Group for fiscal year 2015.

Selection of Independent Registered Public Accounting Firm

The Board of Directors recommends a vote FOR Proposal No. 2, ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for DeVry Group for fiscal year 2015.

AUDIT FEES

The Audit and Finance Committee appointed PricewaterhouseCoopers LLP (“PwC”) as DeVry Group’s independent registered public accounting firm for the fiscal year ended June 30, 2014. DeVry Group’s shareholders ratified the engagement at the Annual Meeting of Shareholders on November 6, 2013. In addition to engaging PwC to audit the consolidated financial statements for DeVry Group and its subsidiaries for the year and review the interim financial statements included in DeVry Group’s Quarterly Reports on Form 10-Q filed with the SEC, the Audit and Finance Committee also engaged PwC to provide various other audit and audit related services — e.g., auditing of DeVry Group’s compliance with student financial aid program regulations.

The Sarbanes-Oxley Act of 2002 prohibits an independent public accountant from providing certain non-audit services for an audit client. DeVry Group engages various other professional service providers for these non-audit services as required. Other professional advisory and consulting service providers are engaged where the required technical expertise is specialized and cannot be economically provided by colleague staffing. Such services include, from time to time, business and asset valuation studies, and services in the fields of law, human resources, information technology, employee benefits and tax structure and compliance.

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The aggregate amounts included in DeVry Group’s financial statements for fiscal year 2014 and 2013 for fees billed or to be billed by PwC for audit and other professional services, respectively, were as follows:

	Fiscal 2014	Fiscal 2013
Audit Fees	$2,617,622	$2,424,930
Audit Related Fees	0	265,000
Tax Fees	927,856	318,942
All Other Fees	3,000	3,000
Total	$3,548,478	$3,011,872

AUDIT FEES — Includes all services performed to comply with generally accepted auditing standards in conjunction with the annual audit of DeVry Group’s financial statements and the audit of internal control over financial reporting. In addition, this category includes fees for services in connection with DeVry Group’s statutory and regulatory filings, consents and review of filings with the SEC such as the annual report on Form 10-K, quarterly reports on Form 10-Q and Current Reports on Form 8-K. Also included are services rendered in connection with the required annual audits of DeVry Group’s compliance with the rules and procedures promulgated for the administration of federal and state student financial aid programs.

AUDIT RELATED FEES — Includes all assurance and related services such as due diligence related to acquisitions.

TAX FEES — Includes all services related to tax compliance, tax planning, tax advice, assistance with tax audits and responding to requests from DeVry Group’s tax department regarding technical interpretations, applicable laws and regulations, and tax accounting. DeVry Group’s Audit and Finance Committee has considered the nature of these services and concluded that these services may be provided by the independent registered public accounting firm without impairing its independence.

ALL OTHER FEES — Includes subscriptions for on-line accounting research services and fees for continuing professional education sessions.

The Audit and Finance Committee, at each of its regularly scheduled meetings, and on an interim basis as required, reviews all engagements of PwC for audit and all other services. Prior to the Audit and Finance Committee’s consideration for approval, management provides the Audit and Finance Committee with a description of the reason for and nature of the services to be provided along with an estimate of the time required and approximate cost. Following such review, each proposed service is approved, modified or denied as appropriate. A record of all such approvals is maintained in the files of the Audit and Finance Committee for future reference. All services provided by PwC during the past year were approved by the Audit and Finance Committee prior to their undertaking.

The Audit and Finance Committee has adopted a policy for approving all permitted audit, audit-related, tax and non-audit services to be provided by PwC in advance of the commencement of such services, except for those considered to be de minimis by law for non-audit services. Information regarding services performed by the independent registered public accounting firm under this de minimis exception is presented to the Audit and Finance Committee for information purposes at each of its meetings. There is no blanket pre-approval provision within this policy. For fiscal year 2014, none of the services provided by PwC were provided pursuant to the de minimis exception to the pre-approval requirements contained in the applicable rules of the SEC. Audit and Finance Committee consideration and approval generally occurs at a regularly scheduled Audit and Finance Committee meeting. For projects that require an expedited decision because they should begin prior to the next regularly scheduled meeting, requests for approval may be circulated to the Audit and Finance Committee by mail, telephonically or by other means for its consideration and approval. When deemed necessary, the Audit and Finance Committee has delegated pre-approval authority to its Chair. Any engagement of the independent registered public accounting firm under this delegation will be presented for informational purposes to the full Audit and Finance Committee at their next meeting.

59

Proposal No. 2 — Ratification of Independent Registered Public Accounting Firm	PROXY STATEMENT

PROXY STATEMENT	Audit and Finance Committee Report

AUDIT AND FINANCE COMMITTEE REPORT

To Our Shareholders:

The Audit and Finance Committee of DeVry Group consists of three independent Directors. The members of the Audit and Finance Committee meet the independence and financial literacy requirements of the NYSE and additional, heightened independence criteria applicable to members of the Audit and Finance Committee under SEC and NYSE rules. In fiscal year 2014, the Audit and Finance Committee held 9 meetings. The Audit and Finance Committee has adopted, and annually reviews, a charter outlining the practices it follows. The charter conforms to the SEC’s implementing regulations and to the NYSE listing standards.

Management is responsible for DeVry Group’s internal controls and the financial reporting process by which it prepares the financial statements. DeVry Group’s independent registered public accounting firm is responsible for performing an independent audit of the annual financial statements of DeVry Group and expressing an opinion on those statements. The principal duties of the Audit and Finance Committee include:

•	Monitoring DeVry Group’s financial reporting processes, including its internal control systems;

•	Selecting DeVry Group’s independent registered public accounting firm, subject to ratification by the shareholders;

•	Evaluating the independent registered public accounting firm’s independence;

•	Monitoring the scope, approach and results of the annual audits and quarterly reviews of financial statements and discussing the results of those audits and reviews with management and the independent registered public accounting firm;

•	Overseeing the effectiveness of DeVry Group’s internal audit function and overall risk management processes;

•	Discussing with management and the independent registered public accounting firm the nature and effectiveness of DeVry Group’s internal control systems; and

•	Reviewing and recommending to the Board DeVry Group’s financing policies and actions related to investment, capital structure and financing strategies.

During fiscal year 2014, at each of its regularly scheduled meetings, the Audit and Finance Committee met with the senior members of the DeVry Group’s financial management team. Additionally, the Audit and Finance Committee had separate private sessions, on a quarterly basis, with DeVry Group’s General Counsel, DeVry Group’s independent registered public accounting firm, the Vice President of Audit, Ethics and Compliance Services, DeVry Group’s Chief Financial Officer, and DeVry Group’s Vice President, Finance and Chief Accounting Officer.

The Audit and Finance Committee is updated periodically on management’s process to assess the adequacy of DeVry Group’s system of internal control over financial reporting, the framework used to make the assessment and management’s conclusions on the effectiveness of DeVry Group’s internal control over financial reporting. The Audit and Finance Committee also discusses with DeVry Group’s independent registered public accounting firm DeVry Group’s internal control assessment process, management’s assessment with respect thereto and the evaluation by DeVry Group’s independent registered public accounting firm of its system of internal control over financial reporting.

The Audit and Finance Committee evaluates the performance of DeVry Group’s independent registered public accounting firm, including the senior audit engagement team, annually and determines whether to reengage the current independent registered public accounting firm. As a threshold matter, the Committee satisfies itself that the most recent Public Company Accounting Oversight Board (“PCAOB”) inspection report pertaining to the current firm does not contain any information that would render inappropriate its continued service as DeVry Group’s independent public accountants, including consideration of the public portion of the report and discussion in general terms of the types of matters covered in the non-public portion of the report. The Audit and Finance Committee also considers the quality and efficiency of the previous services rendered by the current auditors and the auditors’ technical expertise and knowledge of DeVry Group’s global operations and industry. Based on this evaluation, the Audit and Finance Committee decided to reengage, and recommend ratification of, PricewaterhouseCoopers LLP as DeVry Group’s independent registered public accounting firm

60

Audit and Finance Committee Report	PROXY STATEMENT

for fiscal year 2014. It reviewed with members of DeVry Group’s senior management team and PricewaterhouseCoopers LLP, the overall audit scope and plans, the results of internal and external audit examinations, evaluations by management and PricewaterhouseCoopers LLP of DeVry Group’s internal controls over financial reporting and the quality of DeVry Group’s financial reporting. Although the Audit and Finance Committee has the sole authority to appoint DeVry Group’s independent registered public accounting firm, the Audit and Finance Committee recommends that the Board ask the shareholders, at their Annual Meeting, to ratify the appointment of DeVry Group’s independent registered public accounting firm. With respect to DeVry Group’s audited financial statements for fiscal year 2014, the Audit and Finance Committee has:

•	Reviewed and discussed the audited financial statements with management;

•	Met with PricewaterhouseCoopers LLP, DeVry Group’s independent registered public accounting firm, and discussed the matters required to be discussed by the PCAOB; and

•	Received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit and Finance Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP their independence.

In reliance upon the Audit and Finance Committee’s reviews and discussions with both management and PricewaterhouseCoopers LLP, management’s representations and the report of PricewaterhouseCoopers LLP on DeVry Group’s audited financial statements, the Audit and Finance Committee has recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2014, be included in DeVry Group’s Annual Report on Form 10-K to be filed with the SEC.

In addition, the Audit and Finance Committee has re-appointed, subject to shareholder ratification, PricewaterhouseCoopers LLP as DeVry Group’s independent registered public accounting firm for fiscal year 2015.

This Audit and Finance Committee Report is not to be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that DeVry Group specifically incorporates this Report by reference, and is not otherwise to be deemed filed under such Acts.

Lisa W. Wardell, Chair

David S. Brown

Fernando Ruiz

61

PROXY STATEMENT	Proposal No. 3 — Say-on-Pay

PROPOSAL NO. 3 — ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we are required to submit to shareholders a resolution subject to an advisory vote to approve the compensation of our NEOs. The current frequency of the advisory vote on executive compensation is annually, with the vote for the current year being taken pursuant to this Proposal No. 3. The next such vote will occur at DeVry Group’s 2015 Annual Meeting of Shareholders.

The Board of Directors encourages shareholders to carefully review the “Executive Compensation” section of this Proxy Statement beginning on page 18 and the “Compensation Discussion and Analysis” beginning on page 18 for a thorough discussion of our compensation program for NEOs. The overall goals of our compensation program are to serve the essential purposes of the organization, which are to empower students to achieve their educational and career goals, and to maximize the long-term return to our stakeholders. We designed our program to:

•	Align NEO compensation with academic, student outcome and financial objectives;

•	Attract, motivate and retain high-quality executives; and

•	Reward organizational and individual performance.

The key elements of our executive compensation program are:

•	Annual base salary;

•	Annual cash incentive; and

•	Long-term incentive.

DeVry Group aims to provide total cash compensation to each NEO that is market-competitive, combining a stable base salary element with two at-risk elements (annual cash incentive awards and long-term incentive awards) available to be earned based upon individual and organizational performance. We believe this approach helps reinforce a culture of performance by recognizing individual potential and rewarding results. As part of our compensation philosophy, we believe we should pay our NEOs total compensation that is competitive with other alternatives available to them in the marketplace and that a significant portion of each NEO’s total compensation should be variable — with both upside potential and downside risk — depending upon the performance of DeVry Group and of the individual. In addition, we believe we should maintain a clear, straightforward and transparent approach to our executive compensation program.

Accordingly, the following resolution is submitted for an advisory shareholder vote at the Annual Meeting of Shareholders:

RESOLVED, that the compensation paid to DeVry Group’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.

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Proposal No. 3 — Say-on-Pay	PROXY STATEMENT

APPROVAL BY SHAREHOLDERS

The approval of the compensation of DeVry Group’s NEOs will require the affirmative vote of a majority of the shares of Common Stock of DeVry Group outstanding on the record date. As this is an advisory vote, the result will not be binding on DeVry Group, the Board of Directors or the Compensation Committee, although the Board of Directors and the Compensation Committee will carefully consider the outcome of the vote when evaluating our compensation program. Unless otherwise indicated on the proxy, the shares will be voted FOR the approval of the compensation of DeVry Group’s NEOs.

Advisory Vote on Executive Compensation
The Board of Directors recommends a vote FOR Proposal No. 3, approval of the compensation of DeVry Group’s named executive officers.

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PROXY STATEMENT	Additional Information

ADDITIONAL INFORMATION

PROXY SOLICITATION

Officers and other employees of DeVry Group may solicit proxies by mail, personal interview, telephone, facsimile, electronic means, or via the Internet. None of these individuals will receive special compensation for soliciting votes, which will be performed in addition to their regular duties, and some of them may not necessarily solicit proxies. DeVry Group also has made arrangements with brokerage firms, banks, record holders, and other fiduciaries to forward proxy solicitation materials to the beneficial owners of shares they hold on your behalf. DeVry Group will reimburse these intermediaries for reasonable out-of-pocket expenses. We have hired Alliance Advisors, to help us distribute and solicit proxies. DeVry Group will pay them $12,000 plus expenses for these services. DeVry Group will pay the cost of all proxy solicitation.

2015 ANNUAL MEETING OF SHAREHOLDERS INFORMATION

Shareholder Proposals — 2015 Annual Meeting

Shareholder proposals intended to be presented at the 2015 Annual Meeting of Shareholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934 must be received by DeVry Group no later than June 10, 2015, to be eligible for inclusion in the Proxy Statement and form of proxy for the meeting. Any such proposal also must meet the other requirements of the rules of the SEC relating to shareholder proposals. Also, under DeVry Group’s By-Laws, other proposals and director nominations by shareholders that are not included in the Proxy Statement will be considered timely and may be eligible for presentation at that meeting only if they are received by DeVry Group in the form of a written notice, directed to the attention of DeVry Group’s Secretary, not later than August 8, 2015. The notice must contain the information required by the By-Laws.

Director Nominating Process and Factors Considered

The Nominating & Governance Committee is responsible for making recommendations of nominees for Directors to the Board. The Committee’s goal is to put before the shareholders candidates who, with the incumbent Directors, will constitute a board that has the characteristics necessary to provide effective oversight for the growing, complex, global educational operations of DeVry Group and reflects the broad spectrum of students that DeVry Group serves. The Committee seeks a diversity of thought, background, experience and other characteristics in its candidates. To this end, DeVry Group’s Governance Principles provide that nominees are to be selected on the basis of, among other things, knowledge, experience, skills, expertise, diversity, personal and professional integrity, business judgment, time availability in light of other commitments, absence of conflicts of interest and such other relevant factors that the Committee considers appropriate in the context of the interests of DeVry Group, its Board and its shareholders. When considering nominees, the Committee seeks to ensure that the Board as a whole possesses, and individual members possess at least two of, the following characteristics or expertise:

•	Academic leadership;

•	Accounting and finance expertise;

•	Business judgment;

•	Management experience;

•	Industry knowledge;

•	Accreditation and other specialized knowledge of higher education;

•	Public policy experience, particularly in higher education;

•	Leadership;

•	Strategic vision; and

•	Regulatory experience.

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Additional Information	PROXY STATEMENT

The Committee has implemented this policy by evaluating each prospective Director nominee as well as each incumbent Director on the criteria described above and in the context of the composition of the full Board, to determine whether she or he should be nominated to stand for election or re-election. In screening Director nominees, the Committee also reviews potential conflicts of interest, including interlocking directorships and substantial business, civic, and social relationships with other members of the Board that could impair the prospective nominee’s ability to act independently.

The Committee will not only consider nominees that it identifies, but will consider nominees submitted by shareholders in accordance with the process for shareholder nominations identified in the By-Laws. Under this process, all shareholder nominees must be submitted in writing to the Secretary of DeVry Education Group Inc., 3005 Highland Parkway, Downers Grove, IL 60515-5799, not less than 90 days prior to the anniversary of the immediately preceding Annual Meeting of Shareholders. Such shareholder’s notice shall be signed by the shareholder of record who intends to make the nomination (or his duly authorized proxy) and shall also include, among other things, the following information:

•	the name and address, as they appear on DeVry Group’s books, of such shareholder and the beneficial owner or owners, if any, on whose behalf the nomination is made;

•	the number of shares of DeVry ’s Common Stock which are beneficially owned by such shareholder or beneficial owner or owners;

•	a representation that such shareholder is a holder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make the nomination;

•	the name and residence address of the person or persons to be nominated;

•	a description of all arrangements or understandings between such shareholder or beneficial owner or owners and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by such shareholder;

•	such other information regarding each nominee proposed by such shareholder as would be required to be disclosed in solicitations of proxies for elections of Directors, or would otherwise be required to be disclosed, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by the Board of Directors; and

•	the written consent of each nominee to be named in a proxy statement and to serve as a Director if so elected.

In addition to candidates submitted through this By-Law process for shareholder nominations, shareholders may also recommend candidates by following the procedures set forth below under the caption “Communications with Directors.”

In identifying potential nominees and determining which nominees to recommend to the Board, the Nominating & Governance Committee has retained the advisory services of Russell Reynolds Associates. In connection with each vacancy, the Nominating & Governance Committee develops a specific set of ideal characteristics for the vacant Director position. The Nominating & Governance Committee looks at nominees it identifies and any identified by shareholders on an equal basis using these characteristics and the general criteria identified above.

65

PROXY STATEMENT	Voting Instructions and Information

VOTING INSTRUCTIONS AND INFORMATION

VOTING INSTRUCTIONS

You may vote common that you owned as of September 11, 2014, which is the record date for the meeting. You may vote the following ways:

BY TELEPHONE	BY INTERNET	BY MAIL	IN PERSON
In the United States or Canada, you can vote your shares by calling 1-800-690-6903	You can vote your shares online at www.proxyvote.com	You can vote by mail by marking, dating and signing your proxy card or voting instruction form and returning it in the accompanying postage-paid envelope	Attend our Annual Meeting in Northbrook, Illinois and cast your vote in person.

For telephone and internet voting, you will need the 12-digit control number included on your notice, on your proxy card, or in the instructions that accompanied your proxy materials.

Telephone and internet voting are available through 11:59 p.m. Eastern Time on Wednesday, November 5, 2014.

Record Date

You may vote all common shares that you owned as of the close of business on September 11, 2014, which is the record date for the meeting. On the record date, we had 63,976,040 common shares outstanding and entitled to vote. Each common share is entitled to one vote on each matter properly brought before the Annual Meeting.

Ownership of Shares

You may own common shares in one or more of the following ways:

•	Directly in your name as the shareholder of record, including shares purchased through our Employee Stock Purchase Plan or restricted stock unit awards issued to employees under our long-term incentive plans

•	Indirectly through a broker, bank or other intermediary in “street name”

•	Indirectly through the DeVry Group Stock Fund of our Success Sharing Retirement Plan.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to our tabulating agent. If you hold your shares in street name, your broker, bank, or other intermediary is sending proxy materials to you and you may direct them how to vote on your behalf by completing the voting instruction form that accompanies your proxy materials.

VOTING INFORMATION

Effect of Not Casting Your Vote

If you hold your shares in street name, you will receive a voting instruction form that lets you instruct your bank, broker, or other nominee how to vote your shares. Under NYSE rules, brokers are permitted to exercise discretionary voting authority on “routine” matters when voting instructions are not received from a beneficial owner ten days prior to the shareholder meeting. The only “routine” item on this year’s Annual Meeting agenda is Item 2 (Ratification of appointment of PricewaterhouseCoopers LLP as DeVry Group’s independent registered public accounting firm for fiscal year 2015).

If you hold your shares in street name, and you wish to have your shares voted on all items in this proxy statement, please complete and return your voting instruction form. If you do not return your voting instruction form, your shares will not be voted on any items with the exception that your broker may vote in its discretion on Item 2. If you are a shareholder of record and you do not cast your vote, your shares will not be voted on any of the items of business at the Annual Meeting, which will have the effect of a vote against the proposal.

66

Voting Instructions and Information	PROXY STATEMENT

If you are a registered shareholder, if you return your proxy to us by any of these means outlined above under the heading “Voting instructions” without choices for each proposal, the proxy committee appointed by DeVry Group’s Board will vote your shares on the unmarked proposals in the same proportion as shares for which instructions have been received. Abstentions, directions to withhold authority and broker non-votes (where a named entity holds shares for a beneficial owner who has not provided voting instructions) will be considered present at the Annual Meeting for purposes of a quorum but will otherwise have the effect of a “no” vote.

Quorum and Required Vote

We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of a majority of the votes that shareholders are entitled to cast are present at the meeting, either in person or by proxy. For the 2014 Annual Meeting, to elect directors and adopt the other proposals, the following votes are required under our governing documents and Delaware corporate law:

ITEM	VOTE REQUIRED	EFFECT OF ABSTENTION	EFFECT OF BROKER NON- VOTE*
Election of Class II directors	Approval of the majority of shares outstanding	Treated as vote against	Treated as vote against
Ratification of appointment of independent registered public accounting firm	Approval of the majority of shares outstanding	Treated as vote against	Treated as vote against
Advisory vote to approve compensation of named executive officers**	Approval of the majority of shares outstanding l	Treated as vote against	Treated as vote against

*	A broker non-vote occurs when a broker submits a proxy but does not vote for an item because it is not a “routine” item and the broker has not received voting instructions from the beneficial owner. As described under Effect of Not Casting Your Vote, your broker may vote in its discretion only on Item 2, Ratification of appointment of PricewaterhouseCoopers LLP as DeVry Group’s independent registered public accounting firm for fiscal year 2015.

**	Advisory/Non-binding. In accordance with DeVry Group’s Restated Certificate of Incorporation, to be approved, a majority of the shares outstanding must be voted “for.” Notwithstanding the foregoing, DeVry Group will take into account the weight of investor support for the compensation for its NEOs based on the percentage of shares that are present in person or represented by proxy at the meeting and entitled to vote on the stockholder proposal that have voted “for” the proposal. In evaluating the weight of investor support, abstentions will be counted as shares present at the meeting and will have the effect of a vote against the proposal. Broker non-votes will not be counted as shares entitled to vote on the matter and will have no impact on the vote’s outcome.

AVAILABILITY OF FORM 10-K

A copy of DeVry Group’s 2014 Annual Report on Form 10-K (including the financial statements and financial statement schedules), as filed with the SEC, may be obtained without charge upon written request to the office of the Secretary of DeVry Group at DeVry Education Group Inc., 3005 Highland Parkway, Downers Grove, IL 60515-5799. A copy of DeVry Group’s Form 10-K and other periodic filings also may be obtained on DeVry Group’s website at www.devryeducationgroup.com and from the SEC’s EDGAR database at www.sec.gov.

OTHER BUSINESS

The Board of Directors is aware of no other matter that will be presented for action at this meeting. If any other matter requiring a vote of the shareholders properly comes before the Annual Meeting, the proxy committee will vote and act according to their best judgment.

By Order of the Board of Directors

Secretary

67

APPENDIX A – SUMMARY OF SPECIAL ITEMS EXCLUDED FOR PERFORMANCE ASSESSMENT AND DEFINITION OF ROIC

RECONCILIATION OF ADJUSTED DILUTED EPS FOR PERFORMANCE ASSESSMENTS TO REPORTED DILUTED EPS

The Compensation Committee has the discretion to adjust the financial inputs used in calculating the target award percentages for the Management Incentive Plan and Return on Invested Capital. The Compensation Committee evaluates potential adjustments using the following framework:

1.	Align treatment with shareholders’ view of results;
2.	Encourage management to make the best long-term decisions for DeVry Group’s stakeholders; and
3.	Remain generally consistent with past practice.

For fiscal year 2014, DeVry Group’s calculation of Diluted Earnings Per Share (EPS), which is a performance metric factoring in the determination of MIP payouts, and Net Income, which is a performance metric factoring in the determination of ROIC, were adjusted from reported EPS and Net Income for the following special items:

•	Exclusion of the operating results of DeVry Group’s Advanced Academics Inc. reporting unit as discontinued operations;
•	Exclusion of restructuring expenses related to workforce reductions and real estate consolidations to align its cost structure with enrollments at DeVry University, Carrington College, Chamberlain College of Nursing and the DeVry Group; and
•	Exclusion of the gain from the sale of a former DeVry University campus in Decatur, Georgia.

The following table reconciles these adjustments to the most directly comparable GAAP information (in thousands, except per share data):

($ in millions, except per share data)
Net Income, as reported	$134,032
Earnings per Share (diluted), as reported	$2.07
Discontinued Operations (net of tax)	$16,957
Earnings per Share (diluted)	$0.26
Restructuring Charges (net of tax)	$20,160
Effect on Earnings per Share (diluted)	$0.31
Gain on Sale of Assets (net of tax)	$(1,167)
Effect on Earnings per Share (diluted)	$(0.02)
Net Income, as adjusted	$169,982
Earnings per Share for determination of MIP Payout	$2.62
Shares used in diluted EPS calculation	64,853

For fiscal year 2013, DeVry Group’s calculation of Diluted Earnings Per Share (EPS), which is a performance metric factoring in the determination of MIP payouts, and Net Income, which is a performance metric factoring in the determination of ROIC, were adjusted from reported EPS and Net Income for the following special items:

•	Exclusion of impairment of long-lived assets and restructuring charges related to its Advanced Academics Inc. reporting unit;
•	Exclusion of restructuring expenses related to workforce reductions and real estate consolidations to align its cost structure with enrollments at DeVry University, Carrington College, Chamberlain College of Nursing and the DeVry Group; and
•	Exclusion of impairment charges related to its Carrington College reporting unit.

The following table reconciles these adjustments to the most directly comparable GAAP information (in thousands, except per share data):

($ in millions, except per share data)
Net Income, as reported	$106,786
Earnings per Share (diluted)	$1.65
Impairment of long-lived assets and restructuring charges related to Advanced Academics (net of tax)	$3,042
Earnings per Share (diluted)	$0.05
Restructuring Charges (net of tax)	$16,240
Effect on Earnings per Share (diluted)	$0.25
Impairment Charges (net of tax)	$49,448
Effect on Earnings per Share (diluted)	$0.77
Net Income, as adjusted	$175,516
Earnings per Share for determination of MIP Payout	$2.71
Shares used in diluted EPS calculation	64,611

DEFINITION OF RETURN ON INVESTED CAPITAL (ROIC)

ROIC, expressed as a percentage, is calculated as Net Income divided by the summation of all long-term debt and total shareholders’ equity.

DEVRY EDUCATION GROUP INC. 3005 HIGHLAND PARKWAY DOWNERS GROVE, IL 60515

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M78721-P56251	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DEVRY EDUCATION GROUP INC.		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR all of the nominees listed in Item 1. Vote on Directors
1. Election of Directors
Nominees: Class II (2015)
01)	Christopher B. Begley
02)	David S. Brown
03)	Fernando Ruiz
04)	Lisa W. Wardell

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposals:						For	Against	Abstain

2. Ratification of selection of PricewaterhouseCoopers LLP as independent registered public accounting firm.						☐	☐	☐

3. An advisory vote on the approval of compensation of our named executive officers.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

Please indicate if you plan to attend this meeting.		☐	☐

		Yes	No

Please date and sign below exactly as your name(s) appear(s) hereon. Joint owners should all sign. When signing in a representative capacity (such as for an estate, trust, corporation or partnership), please indicate title or capacity.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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M78722-P56251

PROXY	DeVry Education Group Inc. Annual Meeting of Shareholders November 6, 2014 9:00 AM	PROXY

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Gregory S. Davis and Timothy Wiggins as proxies, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on the other side of this Proxy, all shares of Common Stock of DeVry Education Group Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, November 6, 2014 at 9:00 a.m. Central Standard Time at The Renaissance Chicago North Shore Hotel, 933 Skokie Boulevard, Northbrook, Illinois 60606, and all adjournments thereof.

The shares represented by this Proxy will be voted as specified. If no choice is specified, this Proxy will be voted “FOR ALL” in Item 1, and “FOR” Items 2 and 3.

The proxies are authorized, in their discretion, to vote such shares upon any other business that may properly come before the Annual Meeting.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED PREPAID ENVELOPE.

(Continued and to be signed on reverse side.)